As filed with the Securities and Exchange Commission on January 16, 2015.

Registration No. 333-________

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No. ___
[ ] Post-Effective Amendment No. ____

PRINCIPAL FUNDS, INC.
(Exact name of Registrant as specified in charter)

655 9th Street, Des Moines, Iowa 50309
(Address of Registrant's Principal Executive Offices)

515-235-9328
(Registrant's Telephone Number, Including Area Code)

Adam U. Shaikh
Assistant Counsel, Principal Funds, Inc.
The Principal Financial Group
Des Moines, Iowa 50392
(Name and Address of Agent for Service)

Copies of all communications to:

JOSHUA B. DERINGER
Drinker Biddle & Reath, LLP
One Logan Square, Ste 2000
Philadelphia, PA 19103-6996
215-988-2959

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: A, R-1, R-2, R-3, R-4, R-5, and Institutional Class Shares, par value $.01 per share.

No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

PRINCIPAL FUNDS, INC.
655 9th Street, Des Moines, Iowa 50392
1-800-222-5852
February ____, 2015
Dear Shareholder:
A Special Meeting of Shareholders of Principal Funds, Inc. (“PFI”) will be held at 655 9th Street, Des Moines, Iowa 50392, on April 17, 2015, at 10:00 a.m. Central Time (the “Meeting”).
At the Meeting, shareholders of the LargeCap Blend Fund II (the “Acquired Fund”) will be asked to consider and approve a Plan of Acquisition (the “Plan”) providing for the reorganization of the Acquired Fund into the Principal Capital Appreciation Fund (the “Acquiring Fund”).
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring Fund. Holders of Class J shares of the Acquired Fund will receive Class A shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on April 24, 2015. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization.
The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganization.
*****
Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a proxy card for shares of the Acquired Fund you owned as of January 30, 2015, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and concisely describes in detail the matters to be voted on at the Meeting.
The Board of Directors has unanimously voted in favor of the proposed Reorganization and recommends that you vote FOR the Proposal.
In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then complete and mail your proxy card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by April 15, 2015 or otherwise vote in a manner provided below by such date. As a convenience, we offer three options by which to vote your shares:
By Internet: Follow the instructions located on your proxy card.
By Phone: The phone number is located on your proxy card. Be sure you have your control number, as printed on your proxy card, available at the time you call.
By Mail: Sign your proxy card and enclose it in the postage-paid envelope provided in this proxy package.
We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1-800-222-5852.
Sincerely,
Nora M. Everett
President and Chief Executive Officer

PRINCIPAL FUNDS, INC.
655 9th Street
Des Moines, Iowa 50392
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the LargeCap Blend Fund II:
Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the LargeCap Blend Fund II (the “Acquired Fund”), a separate series of Principal Funds, Inc. (“PFI”), will be held at 655 9th Street, Des Moines, Iowa 50392, on April 17, 2015, at 10:00 a.m. Central Time. A Proxy Statement/Prospectus providing information about the following proposal to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such proposal as well as any other business that may properly come before the Meeting or any adjournment thereof:

Proposal	Approval of a Plan of Acquisition providing for the reorganization of the LargeCap Blend Fund II into the Principal Capital Appreciation Fund
The Board of Directors of PFI recommends that shareholders of the Acquired Fund vote FOR the Proposal.
Approval of the Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the Acquired Fund.
Each shareholder of record at the close of business on January 30, 2015 is entitled to receive notice of and to vote at the Meeting.
Please read the attached Proxy Statement/Prospectus.
By order of the Board of Directors
Nora M. Everett
President and Chief Executive Officer
February ____, 2015
Des Moines, Iowa

PRINCIPAL FUNDS, INC.
655 9th Street
Des Moines, Iowa 50392
______________________
PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 17, 2015
RELATING TO THE REORGANIZATION OF THE LARGECAP BLEND FUND II INTO THE PRINCIPAL CAPITAL APPRECIATION FUND
This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Directors”) of Principal Funds, Inc. (“PFI”) of proxies to be used at a Special Meeting of Shareholders of PFI to be held at 655 9th Street, Des Moines, Iowa 50392, on April 17, 2015 at 10:00 a.m. Central Time (the “Meeting”).
At the Meeting, shareholders of the LargeCap Blend Fund II (the “Acquired Fund”) will be asked to consider and approve a Plan of Acquisition (the “Plan”) providing for the reorganization of the Acquired Fund into the Principal Capital Appreciation Fund (the “Acquiring Fund”). Each of the Acquired Fund and the Acquiring Fund are generally referred to herein as a "Fund" and collectively, as the "Funds."
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring Fund. Holders of Class J shares of the Acquired Fund will receive Class A shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on April 24, 2015. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization.
This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual Report to Shareholders of PFI contains additional information about the investments of the Acquired and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected the Acquired and Acquiring Funds during the fiscal year ended October 31, 2014. Copies of this report may be obtained without charge by writing PFI at the address noted above or by calling our shareholder services department toll free at 1-800-222-5852.
A Statement of Additional Information dated _______, 2015 (the “Statement of Additional Information”) relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. PFI’s Prospectus, dated March 1, 2014 and as supplemented and the Statement of Additional Information for PFI, dated March 1, 2014 as amended and restated June 3, 2014, September 3, 2014, and November 25, 2014 and as supplemented (“PFI SAI”), have been filed with the SEC (File No. 033-59474) and, insofar as they relate to the Acquired Fund, are incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PFI at the address noted above or by calling our shareholder services department toll free at 1-800-222-5852. You may also call our shareholder services department toll free at 1-800-222-5852 if you have any questions regarding the Reorganization.
PFI is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

Important Notice Regarding Availability of Proxy Statement for the Shareholders’ Meeting to be Held on April 17, 2014. This Proxy Statement is available on the Internet at www.2voteproxy.com/Principal.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.
The date of this Proxy Statement/Prospectus is February ____, 2015.

INTRODUCTION
This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund to provide information regarding the Plan and the Reorganization.
Principal Funds, Inc. PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). PFI currently offers 80 separate series or funds (the “PFI Funds”), including the Acquired and Acquiring Funds. The sponsor of PFI is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the PFI Funds is Principal Management Corporation (“PMC”). Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) is the distributor for all share classes of the Acquired and Acquiring Funds. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their address is the Principal Financial Group, Des Moines, Iowa 50309.
Investment Management. Pursuant to an investment advisory agreement with PFI with respect to the Acquired and Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreement, PMC has entered into sub-advisory agreements with respect to the Acquired and Acquiring Funds as follows:

Acquired Fund	Sub-Advisor
LargeCap Blend Fund II	ClearBridge Investments, LLC ("ClearBridge")
T. Rowe Price Associates, Inc. ("T. Rowe Price")

Acquiring Fund	Sub-Advisor
Principal Capital Appreciation Fund	Edge Asset Management, Inc. ("Edge")
Each of PMC, ClearBridge, Edge, and T. Rowe Price are registered with the SEC as an investment advisor under the Investment Advisers Act of 1940.
ClearBridge is located at 620 8th Avenue, New York, NY 10018.
Edge is located at 601 Union Street, Suite 2200, Seattle, WA 98101-1377. Edge is an affiliate of PFG.
T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.
THE REORGANIZATION
At a meeting held on December 9, 2014, the Board of Directors of PFI (the “Board”), including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PFI (the “Independent Directors”), approved the Reorganization pursuant to the Plan providing for the combination of the Acquired Fund into the Acquiring Fund. The Board concluded with respect to the combination that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization as to the Acquired Fund are discussed under "Proposal: Approval of a Plan of Acquisition Providing for the Reorganization of the LargeCap Blend Fund II into the Principal Capital Appreciation Fund – Board Consideration of the Reorganization.”
The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares; and (iii) the liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be April 24, 2015. Holders of Institutional Class, Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5 shares of the Acquired Fund will receive, respectively, Institutional Class, Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5 shares of the Acquiring Fund. Holders of Class J shares of the Acquired Fund will receive Class A shares of the Acquiring Fund. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Form of the Plan attached hereto as Appendix A.
The Board believes that the Reorganization of the Acquired Fund into the Acquiring Fund will serve the best interests of the shareholders of both Funds. The Acquiring Fund outperformed the Acquired Fund over the three- and five-year periods ended September 30, 2014. The Acquiring Fund has a lower advisory fee than the Acquired Fund and the Acquired Fund shareholders are expected to see lower overall net operating expense ratios with respect to all share classes. Further, the Acquiring Fund has far greater assets. The Acquiring Fund, as a fund with greater assets, may be expected to afford shareholders of the Acquired Fund, on an ongoing basis, greater prospects for growth and efficient management. The Funds have identical investment objectives with each seeking to provide long-term growth of capital. The Funds also have similar investment policies and risks in that both generally invest in companies with large market capitalizations as well as value and/or growth characteristics. The Board believes that combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired or Acquiring Fund shareholders. See "Information About the Reorganization - Federal Income Tax Consequences.”
The Reorganization will not result in any material change in the purchase, redemption, and exchange procedures followed with respect to the distribution of shares. See "Additional Information About the Funds – Purchases, Redemptions and Exchanges of Shares."
As discussed above and as a result of the Reorganization, shareholders of the Acquired Fund will become shareholders of an Acquiring Fund that has better historical performance and better prospects for growth than the Acquired Fund and they are expected to experience a decrease in fund operating expenses. The expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees will be paid for by the Acquired Fund. The costs are estimated to be $19,000. The Acquired Fund will pay any trading costs associated with redemptions made in the Acquired Fund prior to the merger. The Acquired Fund will also pay any trading costs associated with disposing, prior to the Reorganization, of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. Approximately 80% of the Acquired Fund's securities will be disposed of. The trading costs are estimated to be $192,000 with an approximate gain of $76,340,000 on a U.S. GAAP basis. The per share capital gain that will be recognized on the sale of securities is estimated to be $1.33.
PROPOSAL:
Approval of a Plan of Acquisition Providing for the Reorganization of the
LargeCap Blend Fund II into the Principal Capital Appreciation Fund
Shareholders of the LargeCap Blend Fund II (the “Acquired Fund”) are being asked to approve the reorganization of the Acquired Fund into the Principal Capital Appreciation Fund (the “Acquiring Fund”).
Comparison of Acquired and Acquiring Funds
The following table provides comparative information with respect to the Acquired and Acquiring Funds.
The Funds have the same investment objective with each Fund seeking to provide long-term growth of capital. The Funds also have similar investment policies and risks in that both generally invest in companies with large market capitalizations as well as value and/or growth characteristics. The Funds differ in that the Acquired Fund is required to invest at least 80% of its assets in securities of companies with large market capitalizations while the Acquiring Fund, although it has a greater exposure to large market capitalization companies, may invest in equity securities of companies with any market capitalization.

LargeCap Blend Fund II (Acquired Fund)	Principal Capital Appreciation Fund (Acquiring Fund)
Approximate Net Assets as of October 31, 2014:
$646,331,000	$2,492,225,000
Investment Advisor:	PMC (for both funds)
Sub-Advisors:
ClearBridge	Edge
T. Rowe Price

LargeCap Blend Fund II (Acquired Fund)	Principal Capital Appreciation Fund (Acquiring Fund)
Comparison of Investment Objectives and Strategies
Investment Objective:
Both Funds seek to provide long-term growth of capital.

Principal Investment Strategies:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. For this Fund, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the S&P 500 Index (as of December 31, 2013, this range was between approximately $2.9 billion and $647.4 billion). The Fund also invests in securities of foreign issuers.
Employing a "blend" strategy, the Fund's assets are invested in equity securities with both growth and/or value characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund does not have a policy of preferring one of these categories over the other.
Principal Management Corporation invests between 10% and 35% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.

The Fund invests primarily in equity securities of companies with any market capitalization, but has a greater exposure to large market capitalization companies than small or medium market capitalization companies.
The Fund invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of equity securities with these characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund does not have a policy of preferring one of these categories over the other.

The investment objective of each Fund may be changed by the Board without shareholder approval.
Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Additional Information About the Funds - Certain Investment Strategies and Related Risks of the Funds” as well as in the Statement of Additional Information.
The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.
Comparison of Principal Investment Risks
In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have similar investment objectives and substantially similar principal policies, the Funds’ risks are substantially similar. Many factors affect the value of investments in the Funds, and it is possible to lose money by investing in either Fund.
Risks Applicable to both Funds:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Risk Applicable to Acquired Fund:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Risk Applicable to Acquiring Fund:
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Fees and Expenses of the Funds
The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. In the Reorganization, the holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 ("Retirement Class shares"), and Institutional Class shares of the Acquired Fund will receive, respectively, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, and Institutional Class shares of the Acquiring Fund. Holders of Class J shares of the Acquired Fund will receive Class A shares of the Acquiring Fund.
Shareholder Fees (fees paid directly from your investment)
The following table shows the fees and expenses you may pay when you buy and redeem Class A and Class J shares of the Funds. These fees and expenses are more fully described under "Additional Information About the Funds -Costs of Investing in the Funds." The Retirement Class and Institutional Class shares are not subject to sales charges or redemption fees.

	Class A	Class J
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Acquired Fund None* Acquiring Fund 5.50%	Acquired Fund None Acquiring Fund None**

Maximum Deferred Sales Charge (Load) (as a percentage of dollars subject to charge)	Acquired Fund None* Acquiring Fund 1.00%	Acquired Fund 1.00(1) Acquiring Fund None**

(1)	A CDSC may apply on certain redemptions made within 18 months.

*	Acquired Fund does not issue Class A shares

**	Acquiring Fund does not issue Class J shares

Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended October 31, 2014; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended October 31, 2014; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ended October 31, 2014 assuming that the Reorganization had taken place at the commencement of that fiscal year.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Management Fees	12b-1 Fees	Other Expenses	Total Annual Operating Expense Ratio	Fee Waiver	Total Annual Operating Expense Ratio After Expense Limit
(a) LargeCap Blend Fund II (Acquired Fund)
J	0.75%	0.25%	0.13%	1.13%	(0.03)%	1.10%
Institutional	0.75%	N/A	0.04%	0.79%	(0.02)%	0.77%
R-1	0.75%	0.35%	0.54%	1.64%	(0.02)%	1.62%
R-2	0.75%	0.30%	0.46%	1.51%	(0.02)%	1.49%
R-3	0.75%	0.25%	0.33%	1.33%	(0.02)%	1.31%
R-4	0.75%	0.10%	0.29%	1.14%	(0.02)%	1.12%
R-5	0.75%	N/A	0.27%	1.02%	(0.02)%	1.00%
(b) Principal Capital Appreciation Fund (Acquiring Fund)
A	0.45%	0.25%	0.12%	0.82%	N/A	0.82%
Institutional	0.45%	N/A	0.01%	0.46%	N/A	0.46%
R-1	0.45%	0.35%	0.54%	1.34%	N/A	1.34%
R-2	0.45%	0.30%	0.46%	1.21%	N/A	1.21%
R-3	0.45%	0.25%	0.33%	1.03%	N/A	1.03%
R-4	0.45%	0.10%	0.29%	0.84%	N/A	0.84%
R-5	0.45%	N/A	0.27%	0.72%	N/A	0.72%
(c) Principal Capital Appreciation Fund (Acquiring Fund) (Pro forma assuming Reorganization)
A	0.45%	0.25%	0.11%	0.81%	N/A	0.81%
Institutional	0.45%	N/A	0.01%	0.46%	N/A	0.46%
R-1	0.45%	0.35%	0.53%	1.33%	N/A	1.33%
R-2	0.45%	0.30%	0.45%	1.20%	N/A	1.20%
R-3	0.45%	0.25%	0.32%	1.02%	N/A	1.02%
R-4	0.45%	0.10%	0.28%	0.83%	N/A	0.83%
R-5	0.45%	N/A	0.26%	0.71%	N/A	0.71%

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples should not be considered a representation of future expense of the Acquired or Acquiring Fund. Actual expense may be greater or less than those shown.

If you sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
LargeCap Blend Fund II	Class J	$212	$356	$619	$1,371
(Acquired Fund)	Institutional Class	79	250	436	976
	Class R-1	165	515	890	1,942
	Class R-2	152	475	821	1,800
	Class R-3	133	419	727	1,599
	Class R-4	114	360	625	1,384
	Class R-5	102	322	561	1,246
If you do not sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
LargeCap Blend Fund II	Class J	$112	$356	$619	$1,371
(Acquired Fund)

If you sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
Principal Capital Appreciation Fund	Class A	$629	$797	$980	$1,508
(Acquiring Fund)	Institutional Class	47	148	258	579
	Class R-1	136	425	734	1,613
	Class R-2	123	384	665	1,466
	Class R-3	105	328	569	1,259
	Class R-4	86	268	466	1,037
	Class R-5	74	230	401	894
Principal Capital Appreciation Fund	Class A	$628	$794	$975	$1,497
(Acquiring Fund)	Institutional Class	47	148	258	579
(Pro forma assuming Reorganization)	Class R-1	135	421	729	1,601
	Class R-2	122	381	660	1,455
	Class R-3	104	325	563	1,248
	Class R-4	85	265	460	1,025
	Class R-5	73	227	395	883
Portfolio Turnover
Each of the Funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2014, the portfolio turnover rate for the Acquired Fund was 34.6% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 8.3% of the average value of its portfolio
Investment Management Fees/Sub-Advisory Arrangements
Each Fund pays its investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

LargeCap Blend Fund II (Acquired Fund)		Principal Capital Appreciation Fund (Acquiring Fund)
First $500 million Next $500 million Next $500 million Over $1.5 billion	0.75% 0.73% 0.71% 0.70%	First $500 million Next $500 million Over $1 billion	0.625% 0.50% 0.375%
The sub-advisor to each Fund receives sub-advisory fees paid by PMC and not by the Fund.
A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and Acquiring Funds is available in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2014.

Performance
The following information provides an indicator of the risks of investing in the Funds. The bar charts below show how each Fund’s total return has varied year-by-year, while the tables below show each Fund’s performance over time (along with the returns of a broad-based market index for reference). Annual returns do not reflect any applicable sales charges and would be lower if they did. A Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.
CALENDAR YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR (Institutional Class Shares)
LargeCap Blend Fund II (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	16.89%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(21.93)%
CALENDAR YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR (Class A shares)
Principal Capital Appreciation Fund (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	16.44%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(22.78)%

Average Annual Total Returns (%) for periods ended December 31, 2014
	1 Year	5 Years	10 Years
LargeCap Blend Fund II (Acquired Fund)
Institutional Class Return Before Taxes	11.04%	13.62%	7.19%
Institutional Class Return After Taxes on Distributions	7.25%	11.27%	5.63%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	8.91%	10.76%	5.69%
Class J Return Before Taxes	9.81%	13.17%	6.66%
Class R-1 Return Before Taxes	10.05%	12.64%	6.28%
Class R-2 Return Before Taxes	10.28%	12.78%	6.42%
Class R-3 Return Before Taxes	10.43%	12.99%	6.60%
Class R-4 Return Before Taxes	10.54%	13.19%	6.80%
Class R-5 Return Before Taxes	10.78%	13.36%	6.94%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%

Average Annual Total Returns (%) for periods ended December 31, 2014
	1 Year	5 Years	10 Years
Principal Capital Appreciation Fund (Acquiring Fund)
Class A Return Before Taxes	6.12%	12.82%	7.50%
Class A Return After Taxes on Distributions	4.93%	12.13%	6.86%
Class A Return After Taxes on Distribution and Sale of Fund Shares	4.41%	10.27%	6.08%
Institutional Class Return Before Taxes	12.70%	14.59%	8.55%
Class R-1 Return Before Taxes	11.72%	13.59%	7.58%
Class R-2 Return Before Taxes	11.86%	13.74%	7.72%
Class R-3 Return Before Taxes	12.07%	13.94%	7.91%
Class R-4 Return Before Taxes	12.27%	14.15%	8.11%
Class R-5 Return Before Taxes	12.42%	14.29%	8.20%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	12.56%	15.63%	7.94%
_________________________________
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Reasons for the Reorganization
The Board believes that the Reorganization of the Acquired Fund into the Acquiring Fund will serve the best interests of the shareholders of both Funds. The Acquiring Fund outperformed the Acquired Fund over the three- and five-year periods ended September 30, 2014. The Acquiring Fund has a lower advisory fee than the Acquired Fund and the Acquired Fund shareholders are expected to see lower overall net operating expense ratios with respect to all share classes. Further, the Acquiring Fund has far greater assets. The Acquiring Fund, as a fund with greater assets, may be expected to afford shareholders of the Acquired Fund, on an ongoing basis, greater prospects for growth and efficient management. The Funds have identical investment objectives with each seeking to provide long-term growth of capital. The Funds also have similar investment policies and risks in that both generally invest in companies with large market capitalizations as well as value and/or growth characteristics. The Board believes that combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

Board Consideration of the Reorganization
At its December 9, 2014 meeting, the Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1)	the investment objectives and principal investment strategies and risks of the Funds;

(2)	identical fundamental investment restrictions;

(3)	estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;

(4)	the estimated out-of-pocket expenses to be paid by the Acquired Fund related to the Reorganization;

(5)	expense ratios and available information regarding the fees and expenses of the Funds;

(6)	comparative investment performance of and other information pertaining to the Funds;

(7)	the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;

(8)	the absence of any material differences in the rights of shareholders of the Funds;

(9)	the financial strength, investment experience and resources of Edge, which currently serves as sub-advisor to the Acquiring Fund;

(10)	any direct or indirect benefits, including potential economic benefits, expected to be derived by PMC and its affiliates from the Reorganization;

(11)	the direct or indirect federal income tax consequences of the Reorganization;

(12)	the fact that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;

(13)	the terms and conditions of the Plan; and

(14)	possible alternatives to the Reorganization including liquidation of the Acquired Fund or continuing the Acquired Fund as currently operated.
The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1)
it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the Reorganization because the Funds have identical investment objectives and substantially similar principal investment strategies and risks;

(2)	Edge, as the sub-advisor responsible for managing the assets of the Acquiring Fund, may be expected to provide high quality investment advisory services and personnel for the foreseeable future;

(3)	the Acquiring Fund has lower advisory fee rates and is expected to have lower expense ratios following the Reorganization;

(4)	the Acquiring Fund has outperformed the Acquired fund for three- and five-year periods ended September 30, 2014; and

(5)	the combination of the Acquired and Acquiring Funds may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management.

INFORMATION ABOUT THE REORGANIZATION
Plan of Acquisition
The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan attached as Appendix A to this Proxy Statement/Prospectus.
Under the Plan, the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund. We expect that the closing date will be April 24, 2015, or such earlier or later date as PMC may determine, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares of each share class with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.
Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder.
The Plan may be amended, but no amendment may be made which in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time if it believes that consummation of the transaction contemplated by the Plan would not be in the best interests of the shareholder of one or both of the Funds.
Under the Plan related to the Reorganization, the Acquired Fund will pay all of the out-of-pocket costs in connection with the transaction contemplated under the Plan. The Acquired Fund will pay these costs regardless of whether the Reorganization is consummated.
If the Reorganization is not consummated for any reason, the Board will consider other possible courses of action, including the liquidation (and termination) of the Acquired Fund.
Description of the Securities to Be Issued
PFI is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of shares. Each of the Acquired and Acquiring Funds is a separate series of PFI, and the Class A, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.
All shares of PFI have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.
The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.
Shares of all Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

Federal Income Tax Consequences
To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Fund will use a portion of the Acquired Fund’s assets in its business and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund will exhibit a continuity of business enterprise. Therefore each combination will be considered a tax-free “reorganization” under applicable provisions of the Code. In the opinion of tax counsel to PFI, no gain or loss will be recognized by the Acquired Funds or its shareholders in connection with each combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund will equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares will include their holding periods for the Acquired Fund shares.
Capital Loss Carryforward. As of October 31, 2014, the Acquired Fund had an no capital loss carryforwards.
Capital Gains from Disposition of Portfolio Securities. The disposition of portfolio securities by the Acquired Fund prior to and in connection with the Reorganization could result in the Acquired Fund incurring long-term and short-term capital gains. Any such capital gains will be passed through to the shareholders of the Acquired Fund and will be subject to taxation as described below.
Distribution of Income and Gains. Prior to the Reorganization, each Acquired Fund, whose taxable year will end as a result of the Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.
The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

CAPITALIZATION
The following tables show as of October 31, 2014: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization has occurred as of that date. As of October 31, 2014, the Acquired Fund had seven outstanding classes of shares; Class J, Institutional, R-1, R-2, R-3, R-4 and R-5. As of October 31, 2014, the Acquiring Fund had ten outstanding classes of shares; Class A, Class B, Class C, Class P, Institutional, R-1, R-2, R-3, R-4 and R-5.
The Acquired Fund will pay any trading costs associated with the disposing of any portfolio securities. The trading costs are estimated to be $192,000 with an approximate gain of $76,340,000 ($1.33 per share) on a U.S. GAAP basis.

		Net Assets(000s)	NAV		Shares (000s)
LargeCap Blend Fund II	J	$115,655	$10.88		10,629
(Acquired Fund)	Institutional	471,333	11.32		41,650
	R-1	2,745	11.20		245
	R-2	3,568	11.18		319
	R-3	15,710	11.17		1,406
	R-4	12,781	11.28		1,133
	R-5	24,539	11.25		2,181
		$646,331			57,563

Principal Capital Appreciation Fund	A	$810,788	$58.80		13,789
(Acquiring Fund)	B	20,406	49.04		416
	C	42,658	48.88		873
	P	31,028	59.49		522
	Institutional	1,507,343	59.67		25,260
	R-1	1,635	58.68		28
	R-2	2,155	58.79		36
	R-3	24,394	58.78		415
	R-4	15,267	59.17		258
	R-5	36,551	59.34		616
		$2,492,225			42,213

Reduction in net assets and decrease in net asset values	A	$(4)	$—	*	—	**
per share of the Acquired Fund to reflect the estimated	B	—	—	*	—	**
expenses of the Reorganization	C	—	—	*	—	**
	P	—	—	*	—	**
	Institutional	(15)	—	*	—	**
	R-1	—	—	*	—	**
	R-2	—	—	*	—	**
	R-3	—	—	*	—	**
	R-4	—	—	*	—	**
	R-5	—	—	*	—	**

Decrease in shares outstanding of the Acquired Fund	A				—
to reflect the exchange for shares of the Acquiring Fund	B				—
	C				—
	P				—
	J				(8,662)	***
	Institutional				(33,751)
	R-1				(198)
	R-2				(258)
	R-3				(1,139)
	R-4				(917)
	R-5				(1,767)

Principal Capital Appreciation Fund	A	$926,439	$58.80		15,756
(Acquiring Fund)	B	20,406	49.04		416
(pro forma assuming Reorganization)	C	42,658	48.88		873
	P	31,028	59.49		522
	Institutional	1,978,661	59.67		33,159
	R-1	4,380	58.68		75
	R-2	5,723	58.79		97
	R-3	40,104	58.78		682
	R-4	28,048	59.17		474
	R-5	61,090	59.34		1,030
		$3,138,537			53,083
* Less than $0.005 per share
** Less than 500 shares
*** Exchanging into Class A shares of the Acquiring Fund

ADDITIONAL INFORMATION ABOUT THE FUNDS
Certain Investment Strategies and Related Risks of the Funds
This section provides information about certain investment strategies and related risks of the Funds. The Statement of Additional Information contains additional information about investment strategies and their related risks.
Some of the principal investment risks vary between the Funds and the variations are described above. The value of each Fund’s securities may fluctuate on a daily basis. As with all mutual funds, as the values of each Fund’s assets rise or fall, the Fund’s share price changes. If an investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Funds invest have associated risk.
The table below identifies the strategies and risks that apply to the Funds and indicates for each Fund whether such strategies and risks are principal, non-principal or not applicable.

INVESTMENT STRATEGIES AND RISKS	LargeCap Blend II	Principal Capital Appreciation
Bank Loans (also known as Senior Floating Rate interests)	Not Applicable	Non-Principal
Convertible Securities	Non-Principal	Non-Principal
Derivatives	Non-Principal	Non-Principal
Emerging Markets	Not Applicable	Non-Principal
Equity Securities	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal
Fixed-Income Securities	Non-Principal	Non-Principal
Foreign Securities	Principal	Non-Principal
Hedging	Non-Principal	Non-Principal
High Yield Securities	Not Applicable	Non-Principal
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal
Leverage	Non-Principal	Non-Principal
Liquidity Risk(1)	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal
Portfolio Turnover	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal
Real Estate Securities	Non-Principal	Non-Principal
Repurchase Agreements	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal
Small and Medium Market Capitalization Companies	Non-Principal	Principal
Temporary Defensive Measures	Non-Principal	Non-Principal
Underlying Funds	Not Applicable	Principal

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

Bank Loans (also known as Senior Floating Rate Interests)
Bank loans typically hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured subordinated debtholders and stockholders of the Borrower. The proceeds of bank loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Most bank loans that will be purchased by a fund are rated below-investment-grade (sometimes called “junk”) or will be comparable if unrated, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Most bank loans are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them.

The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the fund to be unable to realize full value and thus cause a material decline in the fund's net asset value.
Bank loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major U.S. banks.
Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the borrower to repay, prepayments of senior floating rate interests may occur.
Convertible Securities
Convertible securities are usually fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. Convertible securities could also include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers. The option allows the fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.
Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
Depending on the features of the convertible security, the fund will treat a convertible security as either a fixed-income or equity security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. The Funds may invest in convertible securities that are rated below investment grade. Many convertible securities are relatively illiquid.
Derivatives
A fund may invest in certain derivative strategies to earn income, manage or adjust the risk profile of the fund, replace more direct investments, or obtain exposure to certain markets. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).
There are many different types of derivatives and many different ways to use them. Futures, forward contracts, and options are commonly used for traditional hedging purposes to attempt to protect a fund from loss due to changing interest rates, securities prices, asset values, or currency exchange rates and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets. A fund may enter into put or call options, futures contracts, options on futures contracts, over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps), currency futures contracts and options, options on currencies, and forward currency contracts or currency swaps for both hedging and non-hedging purposes. A fund also may use foreign currency options and foreign currency forward and swap contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A fund will not hedge currency exposure to an extent greater than the approximate aggregate market value of the securities held or to be purchased by the fund (denominated or generally quoted or currently convertible into the currency). A fund may enter into forward commitment agreements, which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.
Generally, a fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund or the reference currency relates to an eligible investment for the fund.
The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. If a fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

The risks associated with derivative investments include:

•	the risk that the underlying security, currency, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;

•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment;

•	the possibility that the counterparty may fail to perform its obligations; and

•	the inability to close out certain hedged positions to avoid adverse tax consequences.
Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.
A fund may enter into a credit default swap agreements as a "buyer" or "seller" of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
Forward, swap, and futures contracts are subject to special risk considerations. The primary risks associated with the use of these contracts are (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward, swap, or futures contract and the resulting inability to close a forward, swap, or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the fund may have to sell securities at a time when it may be disadvantageous to do so.
For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.
Some of the risks associated with options include imperfect correlation, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.
Emerging Markets
PMC defines emerging market securities as those issued by:

•	companies with their principal place of business or principal office in emerging market countries or

•	companies whose principal securities trading market is an emerging market country.
Usually, the term “emerging market country” means any country that is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or Barclays Emerging Markets USD Aggregate Bond Index). These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand, and most nations located in Western Europe.
Investments in companies of emerging (also called "developing") countries are subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;

•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;

•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	relatively new capital market structure or market-oriented economy;

•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

•	restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies, currencies, interest rates, and securities markets of those countries.

Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Equity Securities
Equity securities include common stocks, convertible securities, depositary receipts, rights (a right is an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (a warrant grants its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company's outstanding equity securities. The market capitalization of companies in a fund’s portfolios and their related index(es) will change over time and, the fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es). Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
Exchange Traded Funds ("ETFs")
Generally, ETFs invest in a portfolio of stocks, bonds or other assets. Often ETFs are a type of index or actively managed fund bought and sold on a securities exchange. An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. A fund could purchase shares issued by an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities or for other reasons. The risks of owning an ETF generally reflect the risks of owning the underlying securities or other assets they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.
Fixed-Income Securities
Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (some examples include corporate bonds, convertible securities, mortgage-backed securities, U.S. government securities and asset-backed securities). The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

•
Interest Rate Changes: Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Average duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Duration is an estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. For example, if a fund has an average duration of 4 years and interest rates rise by 1%, the value of the bonds held by the fund will decline by approximately 4%, and if the interest rates decline by 1%, the value of the bonds held by the fund will increase by approximately 4%. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

•
Credit Risk: Fixed-income security prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

Foreign Securities
PMC defines foreign securities as those issued by:

•	companies with their principal place of business or principal office outside the U.S. or

•	companies whose principal securities trading market is outside the U.S.
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to fund investors. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions.
Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though each fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of the fund's portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
A fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.
Hedging
Hedging is a strategy that can be used to limit or offset investment risk. The success of a fund’s hedging strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a fund’s hedging strategy will also be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a fund from achieving the intended hedge or expose a fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
High Yield Securities
Below investment grade bonds, which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine if the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade), are sometimes referred to as high yield or "junk bonds" and are considered speculative. Such securities could be in default at time of purchase.
Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, under certain circumstances, such securities may be less liquid than higher rated debt securities.
Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a fund may incur additional expenses to seek recovery. To the extent that such high yield issuers undergo a corporate restructuring, such high yield securities may become exchanged for or converted into reorganized equity of the underlying issuer. High yield bonds oftentimes include complex legal covenants that impose various degrees of restriction on the issuer’s ability to take certain actions, such as distribute cash to equity holders, incur additional indebtedness, and dispose of assets. To the extent that a bond indenture or loan agreement does not contain sufficiently protective covenants or otherwise permits the issuer to take certain actions to the detriment of the holder of the fixed-income security, the underlying value of such fixed-income security may decline.
The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.
The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a fund, a fund may retain the security if PMC or the Sub-Advisor thinks it is in the best interest of shareholders.
Initial Public Offerings ("IPOs")
An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.
When a fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period. This may increase the turnover of the fund's portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.
Leverage
If a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, these instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the fund to pay interest. Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.
Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, high yield bonds and bank loans or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk
If a Sub-Advisor's investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money.

•
Active Management: The performance of a fund that is actively managed will reflect in part the ability of PMC and/or Sub-Advisor(s) to make investment decisions that are suited to achieving the fund's investment objective. Actively-managed funds are prepared to invest in securities, sectors, or industries differently from the benchmark.

•
Passive Management: Index funds use a passive, or indexing, investment approach. Pure index funds do not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock or bond performance. Index funds attempt to replicate their relevant target index by investing primarily in the securities held by the index in approximately the same proportion of the weightings in the index. However, because of the difficulty of executing some relatively small securities trades, such funds may not always be invested in the less heavily weighted securities held by the index. An index fund's ability to match the performance of their relevant index may be affected by many factors, such as fund expenses, the timing of cash flows into and out of the fund, changes in securities markets, and changes in the composition of the index. Some index funds may invest in index futures and/or exchange traded funds on a daily basis to gain exposure to the Index in an effort to minimize tracking error relative to the benchmark.

Market Volatility and Issuer Risk
The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. It is possible to lose money when investing in a fund.
Master Limited Partnerships
Master limited partnerships ("MLPs") tend to pay relatively higher distributions than other types of companies. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The benefit derived from investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP was treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income.
Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover rates. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the fund) and may lower the fund's performance. Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the "total return" line in the Financial Highlights section reflects portfolio turnover costs.
High portfolio turnover can result in a lower capital gain distribution due to higher transaction costs added to the basis of the assets or can result in lower ordinary income distributions to shareholders when the transaction costs cannot be added to the basis of assets. Both events reduce fund performance.
Preferred Securities
Preferred securities generally pay fixed rate dividends and/or interest (though some are adjustable rate) and typically have "preference" over common stock in payment priority and the liquidation of a company's assets - preference means that a company must pay on its preferred securities before paying on its common stock, and the claims of preferred securities holders are typically ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed income securities - the fixed-income payments are expected to be the primary source of long-term investment return. While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. In addition, an issuer of preferred securities may have the right to redeem the securities before their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may reduce the return of the security held by the fund. Preferred securities may be subject to provisions that allow an issuer, under certain circumstances to skip (indefinitely) or defer (possibly up to 10 years) distributions. If a fund owns a preferred security that is deferring its distribution, the fund may be required to report income for tax purposes while it is not receiving any income.
Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment includes securities that are listed on the New York Stock Exchange (exchange traded), which trade and are quoted with accrued dividend or interest income, and which are often callable at par value five years after their original issuance date. The institutional segment includes $1,000 par value securities that are not exchange-listed (over the counter), which trade and are quoted on a “clean” price, i.e., without accrued dividend or interest income, and which often have a minimum of 10 years of call protection from the date of their original issuance. Preferred securities can also be issued by real estate investment trusts and involve risks similar to those associated with investing in real estate investment trust companies.
Real Estate Investment Trusts
Real estate investment trust securities ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, a fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.
Investment in REITs involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Real Estate Securities
Investing in securities of companies in the real estate industry subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.
Repurchase Agreements
Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that a fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy (those that are large, well-capitalized, and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.
Royalty Trusts
A royalty trust generally acquires an interest in natural resource or chemical companies and distributes the income it receives to its investors. A sustained decline in demand for natural resource and related products could adversely affect royalty trust revenues and cash flows. Such a decline could result from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand. Rising interest rates could harm the performance and limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Fund shareholders will indirectly bear their proportionate share of the royalty trusts' expenses.

Small and Medium Market Capitalization Companies
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.
Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.
Temporary Defensive Measures
From time to time, as part of its investment strategy, a fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that a fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes, which are floating rate debt instruments without a fixed maturity. In addition, a fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.
There is no limit on the extent to which a fund may take temporary defensive measures. In taking such measures, a fund may fail to achieve its investment objective.
Underlying Funds
An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.
Principal is the advisor to the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, Real Estate Allocation Fund, SAM Portfolios, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Income Account, and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Funds, Principal Real Estate Investors, LLC, ("Principal-REI") is sub-advisor to the Real Estate Allocation Fund, and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. PGI, Principal-REI or Edge also serves as Sub-Advisor to some or all of the underlying funds. Principal, PGI, Principal-REI and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds that it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.
As of October 31, 2014, PFI SAM Portfolios, PFI Principal LifeTime Funds, PFI Principal LifeTime Hybrid Funds, PFI Real Estate Allocation Fund, PVC SAM Portfolios, PVC Principal LifeTime Accounts, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, and PVC Diversified Income Account owned, in the aggregate, 42.67% of the outstanding shares of the Principal Capital Appreciation Fund.
Multiple Classes of Shares
The Board of Directors of PFI has adopted an 18f-3 Plan for each of the funds. Under these plans, the Funds offer the following share classes: Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, and Institutional Class. Further, the Acquiring Fund also offers Class A shares. The Acquired Fund also offers Class J shares. The shares are the same except for differences in class expenses, including any Rule 12b-1 fees and any applicable sales charges, excessive trading and other fees.

Costs of Investing in the Funds
Fees and Expenses of the Funds
The fees and expenses of the funds are described below. Depending on the class of your shares, you may incur one-time or ongoing fees or both. One-time fees include sales or redemption fees. Ongoing fees are the operating expenses of a fund and include fees paid to the fund’s manager, underwriter and others who provide ongoing services to the fund. The Class R-1, R-2, R-3, R-4, and Class R-5 shares are collectively referred to herein as the "Retirement Class shares."
Fees and expenses are important because they lower your earnings. However, lower costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge.
Classes A and J Shares
There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. You may obtain more information about sales charge reductions and waivers through a link on our website, from the SAI, or from your Financial Professional.
In some cases, the initial sales charge or contingent deferred sales charge may be waived or reduced. To receive a waiver or reduction in the initial sales charge or contingent deferred sales charge, you or your Financial Professional must let the Fund know at the time you purchase or redeem shares that you qualify for such a waiver or reduction. It may be necessary for you to provide information and records, such as account statements, to determine your eligibility. If your Financial Professional or you do not let the Fund know that you are eligible for a waiver or reduction, it is possible you will not receive a sales charge discount to which you are otherwise entitled.
Classes Institutional, R-1, R-2, R-3, R-4, and R-6 Shares
Fund shares are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on Fund shares purchased with reinvested dividends or other distributions.
One-time fees
Class A Shares
The offering price for Class A shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge as shown in the table below. The right-hand column in the table indicates what portion of the sales charge is paid to Financial Professionals and their brokerage firms (“dealers”) for selling Class A shares. For more information regarding compensation paid to dealers, see “Distribution Plans and Intermediary Compensation.”
Classes Institutional, J, R-1, R-2, R-3, R-4, and R-5 Shares
Purchases of these classes of shares are not subject to a front-end sales load. The offering price for such shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge.

All other Funds
	Class A Sales Charge as % of
Amount of Purchase	Offering Price	Amount Invested	Dealer Allowance as of % of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%(1)

(1)
The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1,000,000 and $4,999,999, 0.50% on purchases between $5 million and $49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Class A and J shares.

One-Time Fee - Contingent Deferred Sales Charge ("CDSC")
If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.
The CDSC is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.

If you sell some but not all of the shares in your account, the shares not subject to a CDSC will be sold first. Other shares will be sold in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a systematic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established.
Class A Shares
Class A shares purchased in amounts that are of sufficient size to qualify for a 0.00% sales charge, as disclosed in the “Class A Sales Charges” table, are generally subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after purchase, unless the dealer, at its discretion, has waived the commission. The Distributor may pay authorized dealers commissions up to 1.00% of the price of such purchases.
The CDSC generally applicable to redemptions of Class A shares made within 12 months after purchase will not be imposed on redemptions of shares purchased through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, where no sales charge payments were advanced for purchases made through these entities.
Class J Shares
If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. Within 60 calendar days after the sale of J shares, you may reinvest the amount of the sale proceeds into any Principal Funds Class J shares fund; shares purchased by redemption proceeds are not subject to the eighteen-month CDSC.
Classes Institutional, R-1, R-2, R-3, R-4, and R-5 Shares
These share classes are not subject to a CDSC.
CDSC Waiver
For Classes A and J shares, the CDSC is waived on shares:

•	redeemed within 90 days after an account is re-registered due to a shareholder's death;

•	redeemed to pay surrender fees;

•	redeemed to pay retirement plan fees;

•	redeemed involuntarily from accounts with small balances;

•	redeemed due to the shareholder's disability (as defined by the Internal Revenue Code) provided the shares were purchased before the disability;

•	redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;

•	redeemed from a retirement plan to assure the plan complies with the Internal Revenue Code;

•
redeemed from retirement plans qualified under Section 401(a) of the Internal Revenue Code due to the plan participant's death, disability, retirement, or separation from service after attaining age 55;

•	redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or

•
redeemed using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the fund account at the time, and beginning on the date, the systematic withdrawal plan begins). (The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.)

For Class J shares, the CDSC also is waived on shares:

•	redeemed that were purchased pursuant to the Small Amount Force Out program (SAFO).
Ongoing fees
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the funds.
Each fund pays ongoing fees to PMC and others who provide services to the fund. These fees include:

•	Management Fee – Through the Management Agreement with the fund, PMC has agreed to provide investment advisory services and administrative services to the fund.

•	Other Expenses – A portion of expenses that are allocated to all classes of the fund.

•
Distribution Fee – Each of the funds has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Retirement Class shares. Each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.

•
Transfer Agent Fee – Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the fund under which PSS provides transfer agent services. These services are currently provided at cost.

•	Acquired Fund Fees and Expenses – Fees and expenses charged by other investment companies in which a fund invests a portion of its assets.

Retirement Class Shares Only

•	Service Fee – PMC has entered into a Service Agreement with PFI under which PMC performs personal services for shareholders.

•
Administrative Service Fee – PMC has entered into an Administrative Services Agreement with PFI under which PMC provides shareholder and administrative services for retirement plans and other beneficial owners of beneficial owners of Fund shares.

Class J and Institutional Class shares of the funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to shareholders, and the cost of shareholder meetings held solely for Class J and Institutional Class shares respectively.
Distribution Plans and Intermediary Compensation
Institutional Class Shares
Neither fund has adopted a 12b-1 Plan for Institutional Class shares.
Retirement Class Shares
PFI has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for each of the Class R-1, R-2, R-3 and R-4 shares. Under the 12b-1 Plans, each fund makes payments from its assets attributable to the particular share class to the fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans are made by the funds to the Distributor pursuant to the 12b-1 plans regardless of the expenses incurred by the Distributor. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to intermediaries whose customers are shareholders of the funds for sales support services and for providing services to shareholders of that share class. Intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Because Rule 12b-1 fees are paid out of fund assets and are ongoing fees, over time they will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.
The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the funds are set forth below:

Share Class	12b-1 Fee
R-1	0.35%
R-2	0.30%
R-3	0.25%
R-4	0.10%
Retirement Plan Services. Each fund pays a Service Fee and Administrative Services Fee to PMC for providing services to retirement plan shareholders. PMC typically pays some or all of these fees to Principal Life Insurance Company, which has entered into an agreement to provide these services to the retirement plan shareholders. PMC may also enter into agreements with other intermediaries to provide these services, and pay some or all of the fees to such intermediaries.
Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.
The amounts paid to plan recordkeepers for recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.
Other Payments to Financial Intermediaries
If one mutual fund sponsor makes greater payments than another, your Financial Professional and his or her intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Financial Professional or his or her intermediary receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that share class.
Financial Professionals who deal with investors on an individual basis are typically associated with an intermediary. Financial Professionals may receive some or all of the amounts paid to the intermediary with which he or she is associated. You can ask your Financial Professional for information about any payments he or she or the intermediary receives from the Distributor, its affiliates or the fund and any services provided.
Please speak with your Financial Professional to learn more about the total amounts paid to your Financial Professional and his or her intermediary by the funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Financial Professional at the time of purchase.

Although a fund may use brokers who sell shares of the funds to effect portfolio transactions, the sale of shares is not considered as a factor by PMC or the Funds' Sub-Advisors when selecting brokers to effect portfolio transactions.
Your intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial Professional about any fees and commissions they charge.
Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training and marketing efforts related to the funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.
Pricing of Fund Shares
Each fund’s shares are bought and sold at the current share price. The share price of each class of each fund is calculated each day the New York Stock Exchange (“NYSE”) is open (share prices are not calculated on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/ Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price we calculate after we receive the order at our transaction processing center in Canton, Massachusetts. To process your purchase order on the day we receive it, we must receive the order (with complete information):

•	on a day that the NYSE is open and

•	prior to the close of trading on the NYSE (normally 3 p.m. Central Time).
Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.
If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.
For each fund the share price is calculated by:

•	taking the current market value of the total assets of the fund

•	subtracting liabilities of the fund

•	dividing the remainder proportionately into the classes of the fund

•	subtracting the liability of each class

•	dividing the remainder by the total number of shares outstanding for that class.
Notes:

•
If market quotations are not readily available for a security owned by a fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

•
A fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities traded outside of the Western Hemisphere are valued using a fair value policy adopted by the fund. These fair valuation procedures are intended to discourage shareholders from investing in the fund for the purpose of engaging in market timing or arbitrage transactions.

•
The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by a fund may change on days when shareholders are unable to purchase or redeem shares.

•
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. Each fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Purchase of Fund Shares
Principal Funds, Inc. offers funds in multiple share classes: A, B, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6. Funds available in multiple share classes have the same investments, but differing expenses. Classes Institutional, R-1, R-2, R-3, R-4, and R-5 shares are offered by the Acquired and Acquiring Funds. Class A is also offered by the Acquiring Fund and Class J is offered by the Acquired Fund.
The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in PMC's opinion, may be disruptive to the Fund. For these purposes, PMC may consider an investor's trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control.
PMC may recommend to the Board, and the Board may elect, to close certain funds or share classes to new and existing investors.
Shares may be purchased from the Distributor. The Distributor is an affiliate of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group. There are no sales charges on Institutional, R-1, R-2, R-3, R-4, and R-5 Class shares of the Fund.
Shareholder accounts for the Funds are maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally an omnibus account, plan level account, or institutional investor). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Funds as evidence of ownership of Fund shares. Share certificates are not issued.
Classes A Shares
Shares of the Funds are generally purchased through Financial Professionals. Financial Professionals may establish shareholder accounts according to their procedures or they may establish shareholder accounts directly with the Fund by visiting our website to obtain the appropriate forms.
Your Financial Professional can help you buy shares of the Funds by mail, through bank wire, direct deposit, or Automatic Investment Plan (“AIP”). No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed). An investment in the Fund may be held in various types of accounts, including individual, joint ownership, trust, and business accounts. The Fund also offers a range of custodial accounts for those who wish to invest for retirement and/or education expenses. Prospective shareholders should consult with their Financial Professional before making decisions about the account and type of investment that are appropriate for them.
For Institutional Class
Only eligible purchasers may buy Institutional Class shares of the Funds. At the present time, eligible purchasers of Institutional Class shares also include but are not limited to:

•	investors investing at least $1,000,000 per fund;

•
sponsors, recordkeepers, or administrators of wrap account or mutual fund asset allocation programs or participants in those programs (such accounts and programs must trade in an omnibus relationship);

•	institutional clients that Principal Life has approved for purposes of providing plan recordkeeping;

•	institutional investors investing for their own account, including banks, trust companies, financial intermediaries, corporations, endowments and foundations;

•	collective trust funds, fund of funds or other pooled investment vehicles, and entities acting for the account of a public entity;

•	clients of a private banking division pursuant to a written agreement between the bank and PFD or its affiliate; and

•	the portfolio manager of any adviser to the fund.
Payments are to be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers' checks, credit card checks, and foreign checks.
PMC may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

Note:
No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Proxy Statement/Prospectus. Information or representations not contained in this Proxy Statement/Prospectus may not be relied upon as having been provided or made by PFI, a Fund, PMC, any Sub-Advisor, or PFD.

Class J Shares
Class J shares are currently available through registered representatives of:

•
Princor who are also employees of Principal Life distribution channels used to directly market certain products and services of the companies of the Principal Financial Group as well as provide retirement plan services and education on topics such as investing and retirement. These Princor registered representatives are with Principal Connection (part of Principal Bank) and Worksite Solutions (part of the Retirement & Investor Services and US Insurance Solutions Distribution area), and

•	Selected broker-dealers that have entered into a selling agreement to offer Class J shares.
Class J shares are also available through an online IRA rollover tool on www.principal.com.
For more information about Class J shares of the Funds, please call Principal Connection at 1-800-243-4380, extension 704.
Retirement Class Shares
The Retirement Class shares may be purchased through retirement plans, though not all plans offer each Fund. Such plans may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best meets your situation (not all classes are available to all plans). Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.
Only eligible purchasers may buy R-1, R-2, R-3, R-4, and R-5 Class shares of the Funds. At the present time, eligible purchasers include but are not limited to:

•	retirement and pension plans to which Principal Life provides recordkeeping services;

•	separate accounts of Principal Life;

•	Principal Life or any of its subsidiaries or affiliates;

•	any fund distributed by PFD if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;

•	clients of Principal Global Investors, LLC.;

•	certain pension plans;

•	certain retirement account investment vehicles administered by foreign or domestic pension plans;

•	an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement; and

•	certain retirement plan clients that have an approved organization for purposes of providing plan record keeping services.
PMC reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.
Shares may be purchased from PFD. PFD is an affiliate of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group. There are no sales charges on R-1, R-2, R-3, R-4, and R-5 Class shares of the Fund.
Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally an omnibus account or a plan level account). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued.
The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in PMC’s opinion, may be disruptive to the Fund. For these purposes, PMC may consider an investor's trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control.
Payments may be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers' checks, credit card checks, and foreign checks.
PMC may recommend to the Board, and the Board may elect, to close certain funds or share classes to new and existing investors.

Note:
No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by PFI, a Fund, PMC, any Sub-Advisor, or PFD.

Payment. Payment for shares of PFI purchased as a direct rollover IRA is made by the retirement plan trustees. Payment for other shares is generally made via personal check or cashiers check. We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.

Your Financial Professional can help you buy shares of PFI by mail, through bank wire, direct deposit or Automatic Investment Plan. Contact Principal Funds at 1-800-222-5852 to obtain bank wire instructions. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).
Direct Deposit
Your Financial Professional can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Funds account(s). You will receive a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.
Automatic Investment Plan
Your Financial Professional can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.

Note:
No salesperson, broker-dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by PFI, a Fund, PMC, any Sub-Advisor, or PFD.

Redemption of Fund Shares
You may redeem shares of the Fund upon request. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form. There is no charge for the redemption. The Fund Board of Directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in Frequent Purchases and Redemptions.
The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment up to seven days, as permitted by federal securities law.
Distributions in Kind
Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this Proxy Statement/Prospectus.
Classes A and J Shares
You will be charged a $10 wire fee if you have the sale proceeds wired to your bank. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made).
Distributions from IRA, SEP, SIMPLE, 403(b), and SAR-SEP accounts may be taken as:

•	lump sum of the entire interest in the account,

•	partial interest in the account, or

•	periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age 59 ½.
Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.
Generally, sales proceeds are:

•	payable to all owners on the account (as shown in the account registration) and

•	mailed to the address on the account (if not changed within last 15 days) or sent by wire or ACH to previously authorized U.S. bank account.
For other payment arrangements, please call Principal Funds. You should also call Principal Funds for special instructions that may apply to sales from accounts:

•	when an owner has died

•	for certain employee benefit plans; or

•	owned by corporations, partnerships, agents, or fiduciaries.

Except as described above, you may redeem shares of the Funds in any of the following ways:
By Mail
To sell shares by mail, you must:

•	Send a letter or our distribution form which is signed by an owner of the account,

•	Specify the account number, and

•	Specify the number of shares or the dollar amount to be sold.
If you send a letter rather than our distribution form, the letter must be in a form acceptable to the Fund.
By Telephone, in amounts of $100,000 or less
To sell shares by telephone:

•	The request may be made by a shareholder or by the shareholder’s Financial Professional.

•	The combined amount requested from all funds to which the redemption request relates is $100,000 or less.

•	The address on the account must not have been changed within the last 15 days and telephone privileges must apply to the account from which the shares are being sold.

•	If previously authorized, wire or ACH can be sent to a shareholder’s U.S. bank account.

•	If our phone lines are busy, you may need to send in a written sell order.

•	Telephone redemption privileges are NOT available for Principal Funds 403(b) plans and certain employer sponsored benefit plans.
Classes A and J Shares - Systematic Withdrawal Plans
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Internal Revenue Code).
You can set up a systematic withdrawal plan by:

•	completing the applicable section of the application,

•	sending us your written instructions,

•	completing a Systematic Withdrawal Plan Request form, or

•	calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).
Your systematic withdrawal plan continues until:

•	you instruct us to stop or

•	your Fund account balance is zero.
When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year before your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account. The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.
Institutional Class Shares
Institutional Class Shares of the Funds may be redeemed upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by a Fund in proper and complete form.
The Funds generally send payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.
Retirement Class Shares
Subject to any restrictions imposed by a plan, Retirement Class shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.
The Funds generally send payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.
Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Redemption fees. The Fund Board of Directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in "Frequent Purchases and Redemptions."
Exchange of Fund Shares
An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of the Principal Funds, provided that:

•	the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,

•	the share class of such other Fund is available through the plan, and

•	the share class of such other Fund is available in the shareholder’s state of residence.
All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions or to transactions by Fund managers of the SAM portfolio, Lifetime Funds, or other fund-of-funds in shares of the underlying Funds.
If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange or repurchase restrictions described above, Fund management may waive these restrictions based on:

•	Exchange and repurchase limitations that the intermediary is able to impose if, in management’s judgment, such limitations are reasonably likely to prevent excessive trading in Fund shares; or

•	The implementation of other transaction monitoring management believes is reasonably likely to identify and prevent excessive trading in Fund shares.
In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or Principal believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.
Frequent Purchases and Redemptions
The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.
Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:

•	forcing the Funds to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Funds and

•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Funds; and

•	Increase expenses of the Funds due to:

•	increased broker-dealer commissions and

•	increased recordkeeping and related costs.
Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. The Funds have adopted procedures to “fair value” foreign securities owned by the Funds each day to discourage these market timing transactions in shares of the Funds.
The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor shareholder trading activity to identify and take action against abuses. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. The harm of undetected excessive trading in shares of the underlying funds in which the funds of funds (for example, PFI Real Estate Allocation Fund, Principal LifeTime Funds/Accounts, Principal LifeTime Hybrid Funds, Strategic Asset Management Portfolios, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, and PVC Diversified Income Account) invest could flow through to the funds of funds as they would for any fund shareholder.

If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:

•	Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;

•
Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;

•	Limiting the number of exchanges during a year; and

•	Taking such other action as directed by the Fund.
The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed before a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held before the exchange. We will give the shareholder written notice in this instance.
Classes Institutional, R-1, R-2, R-3, R-4, and R-5 Shares
In addition to taking any of the foregoing actions, if we, or a Fund, deem abusive trading practices to be occurring, we may require a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption).
The Funds have adopted an exchange frequency restriction for these classes, described above in “Exchange of Fund Shares” to limit excessive trading in fund shares.
Dividends and Distributions
Dividends are based on estimates of income, expenses, and shareholder activity for the funds. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The funds pay their net investment income to record date shareholders; this record date is the business day prior to the payment date. The payment schedule is as follows:

•	The Acquiring Fund declares dividends of its daily net investment income each day its shares are priced. The Acquired Fund pays out its accumulated declared dividends monthly.

•	The Acquired Fund pays its net investment income annually in December.
For more details on the payment schedule, go to www.principalfunds.com.
Net realized capital gains, if any, are distributed annually in December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that a fund holds its assets.
Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the fund from which the distribution is paid.
Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long fund shares have been held. Special tax rules apply to fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of a fund as an investment by such a plan and the tax treatment of distributions by the fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s yield on those securities would be decreased.
To the extent that distributions the funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.
Notes:

•	A fund’s payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment.

•	Distributions from a fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.

•	For these reasons, buying shares of a fund shortly before it makes a distribution may be disadvantageous to you.

Tax Considerations
Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares. Special tax rules apply to distributions from IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the fund as an investment by such a plan and the tax treatment of fund distributions.
Generally, dividends paid by the funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by a fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. For taxable years beginning before January 1, 2013, distributions of investment income properly designated by the fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains.
Investments by a fund in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s yield on those securities would be decreased. Shareholders of the funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the fund’s investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.
Early in each calendar year, each fund will notify you of the amount and tax status of distributions paid to you for the preceding year.
A dividend or distribution made shortly after the purchase of shares of a fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.
Because of tax law requirements, you must provide the funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.
Any gain resulting from the redemption or exchange of your shares will generally also be subject to tax. For shares acquired after January 1, 2012, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, the funds’ default method of average cost will be applied to the transactions. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.
Investments by a fund in certain debt instruments or derivatives may cause the fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code. The fund’s use of derivatives will also affect the amount, timing, and character of the fund’s distributions.
The information contained in this Proxy Statement/Prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the funds. You should consult your tax advisor before investing in the funds.
Portfolio Holdings Information
A description of PFI’s policies and procedures with respect to disclosure of the funds’ portfolio securities is available in the Statement of Additional Information.
VOTING INFORMATION
Voting procedures. If you complete and return the enclosed proxy card(s), the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy’s exercise by: (i) sending written notice to the Secretary of Principal Funds, Inc. at Principal Financial Group, Des Moines, Iowa 50392, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.
Voting rights. Only shareholders of record at the close of business on January 30, 2015 (the “Record Date”), are entitled to vote. The shareholders of each class of shares of the Acquired Fund will vote together on the proposed Reorganization and on any other matter submitted to such shareholders. You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of the fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a “Majority of the Outstanding Voting Securities,” which is a term defined in the 1940 Act to mean, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Acquired Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund.
The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading “Outstanding Shares and Share Ownership”.

Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of the fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a proposal.
In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to the Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.
Solicitation procedures. PFI intends to solicit proxies by mail. Officers or employees of PFI, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses.
Expenses of the Meeting. The expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees will be paid for by the Acquired Fund.
OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows as of January 30, 2015, the Record Date, the number of shares outstanding for each class of the Acquired and Acquiring Funds:            (To be filed by amendment.)

LargeCap Blend Fund II		Principal Capital Appreciation Fund
(Acquired Fund)		(Acquiring Fund)
Share Class	Shares Outstanding	Share Class	Shares Outstanding
A	N/A	A
B	N/A	B
C	N/A	C
Institutional		Institutional
J		J	N/A
P	N/A	P
R-1		R-1
R-2		R-2
R-3		R-3
R-4		R-4
R-5		R-5
As of the January 30, 2015 Record Date, the Directors and Officers of PFI together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Funds.

As of the January 30, 2015 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquiring Fund:

Acquiring Fund	Share Class	Name/Address of Shareholder	Percentage of Ownership

To be filed by amendment.

As of the January 30, 2015 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquired Fund:

Acquired Fund	Share Class	Name/Address of Shareholder	Percentage of Ownership

To be filed by amendment.

FINANCIAL HIGHLIGHTS
The financial highlights table for the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of each fund for the past five fiscal years. Certain information reflects financial results for a single share of a fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended October 31, 2010, through October 31, 2014, has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund’s financial statements, is included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2014. Copies of this report are available on request as described above.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected date for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
LARGECAP BLEND FUND II
Class J shares
2014	$12.85	$0.08	$1.45	$1.53	$(0.11)	$(3.39)	$(3.50)	$10.88
2013	10.42	0.11	2.45	2.56	(0.13)	–	(0.13)	12.85
2012	9.21	0.09	1.20	1.29	(0.08)	–	(0.08)	10.42
2011	8.76	0.07	0.41	0.48	(0.03)	–	(0.03)	9.21
2010	7.73	0.05	1.05	1.10	(0.07)	–	(0.07)	8.76
Institutional shares
2014	13.22	0.12	1.51	1.63	(0.14)	(3.39)	(3.53)	11.32
2013	10.73	0.16	2.51	2.67	(0.18)	–	(0.18)	13.22
2012	9.48	0.14	1.23	1.37	(0.12)	–	(0.12)	10.73
2011	9.03	0.11	0.42	0.53	(0.08)	–	(0.08)	9.48
2010	7.95	0.10	1.09	1.19	(0.11)	–	(0.11)	9.03
R-1 shares
2014	13.13	0.02	1.49	1.51	(0.05)	(3.39)	(3.44)	11.20
2013	10.65	0.06	2.50	2.56	(0.08)	–	(0.08)	13.13
2012	9.40	0.05	1.23	1.28	(0.03)	–	(0.03)	10.65
2011	8.95	0.03	0.42	0.45	–	–	–	9.40
2010	7.90	0.03	1.07	1.10	(0.05)	–	(0.05)	8.95
R-2 shares
2014	13.10	0.04	1.49	1.53	(0.06)	(3.39)	(3.45)	11.18
2013	10.61	0.07	2.50	2.57	(0.08)	–	(0.08)	13.10
2012	9.35	0.06	1.22	1.28	(0.02)	–	(0.02)	10.61
2011	8.90	0.04	0.42	0.46	(0.01)	–	(0.01)	9.35
2010	7.85	0.04	1.07	1.11	(0.06)	–	(0.06)	8.90
R-3 shares
2014	13.10	0.06	1.49	1.55	(0.09)	(3.39)	(3.48)	11.17
2013	10.63	0.09	2.50	2.59	(0.12)	–	(0.12)	13.10
2012	9.38	0.08	1.23	1.31	(0.06)	–	(0.06)	10.63
2011	8.94	0.06	0.41	0.47	(0.03)	–	(0.03)	9.38
2010	7.88	0.05	1.08	1.13	(0.07)	–	(0.07)	8.94
R-4 shares
2014	13.19	0.07	1.51	1.58	(0.10)	(3.39)	(3.49)	11.28
2013	10.70	0.12	2.50	2.62	(0.13)	–	(0.13)	13.19
2012	9.45	0.10	1.23	1.33	(0.08)	–	(0.08)	10.70
2011	9.00	0.08	0.42	0.50	(0.05)	–	(0.05)	9.45
2010	7.93	0.07	1.08	1.15	(0.08)	–	(0.08)	9.00
R-5 shares
2014	13.17	0.09	1.50	1.59	(0.12)	(3.39)	(3.51)	11.25
2013	10.68	0.13	2.51	2.64	(0.15)	–	(0.15)	13.17
2012	9.44	0.11	1.23	1.34	(0.10)	–	(0.10)	10.68
2011	8.99	0.09	0.41	0.50	(0.05)	–	(0.05)	9.44
2010	7.92	0.08	1.08	1.16	(0.09)	–	(0.09)	8.99

Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

14.90%(c)	$115,655.00	1.10%	1.16%	0.71%	34.6%
24.89 (c)	108,019.00	1.12	1.34	0.96	47.0
14.12 (c)	94,923.00	1.18	1.39	0.92	44.4
5.50 (c)	95,870.00	1.17	1.33	0.73	43.7
14.25 (c)	99,281.00	1.28	1.36	0.64	36.2

15.37	471,333.00	0.77 (d)	–	1.06	34.6
25.27	520,980.00	0.74 (d)	–	1.39	47.0
14.66	897,545.00	0.75 (d)	–	1.34	44.4
5.84	817,773.00	0.74 (d)	–	1.14	43.7
15.02	538,314.00	0.76 (d)	–	1.15	36.2

14.30	2,745.00	1.62 (d)	–	0.20	34.6
24.21	3,323.00	1.61 (d)	–	0.49	47.0
13.71	3,093.00	1.61 (d)	–	0.48	44.4
5.03	2,976.00	1.61 (d)	–	0.29	43.7
13.97	3,297.00	1.62 (d)	–	0.30	36.2

14.53	3,568.00	1.49 (d)	–	0.35	34.6
24.39	5,134.00	1.48 (d)	–	0.64	47.0
13.76	6,383.00	1.48 (d)	–	0.63	44.4
5.12	8,374.00	1.48 (d)	–	0.43	43.7
14.12	14,969.00	1.49 (d)	–	0.43	36.2

14.70	15,710.00	1.31 (d)	–	0.54	34.6
24.59	21,726.00	1.30 (d)	–	0.79	47.0
14.06	19,168.00	1.30 (d)	–	0.80	44.4
5.22	21,931.00	1.30 (d)	–	0.60	43.7
14.41	25,154.00	1.31 (d)	–	0.60	36.2

14.91	12,781.00	1.12 (d)	–	0.68	34.6
24.82	10,944.00	1.11 (d)	–	1.01	47.0
14.26	12,353.00	1.11 (d)	–	1.00	44.4
5.52	14,417.00	1.11 (d)	–	0.79	43.7
14.56	13,836.00	1.12 (d)	–	0.80	36.2

15.02	24,539.00	1.00 (d)	–	0.83	34.6
25.06	26,085.00	0.99 (d)	–	1.08	47.0
14.31	20,971.00	0.99 (d)	–	1.11	44.4
5.59	21,778.00	0.99 (d)	–	0.90	43.7
14.75	21,473.00	1.00 (d)	–	0.92	36.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected date for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
PRINCIPAL CAPITAL APPRECIATION FUND
Class A shares
2014	$52.54	$0.50	$7.32	$7.82	$(0.41)	$(1.15)	$(1.56)	$58.80
2013	41.72	0.57	11.27	11.84	(0.53)	(0.49)	(1.02)	52.54
2012	38.14	0.37	3.99	4.36	(0.30)	(0.48)	(0.78)	41.72
2011	37.16	0.30	2.19	2.49	(0.40)	(1.11)	(1.51)	38.14
2010	32.55	0.50	4.50	5.00	(0.17)	(0.22)	(0.39)	37.16
Class B shares
2014	44.05	0.03	6.11	6.14	–	(1.15)	(1.15)	49.04
2013	35.08	0.09	9.47	9.56	(0.10)	(0.49)	(0.59)	44.05
2012	32.21	(0.02)	3.37	3.35	–	(0.48)	(0.48)	35.08
2011	31.55	(0.05)	1.86	1.81	(0.04)	(1.11)	(1.15)	32.21
2010	27.81	0.10	3.86	3.96	–	(0.22)	(0.22)	31.55
Class C shares
2014	44.06	0.02	6.11	6.13	(0.16)	(1.15)	(1.31)	48.88
2013	35.19	0.14	9.49	9.63	(0.27)	(0.49)	(0.76)	44.06
2012	32.29	0.02	3.40	3.42	(0.04)	(0.48)	(0.52)	35.19
2011	31.73	(0.03)	1.86	1.83	(0.16)	(1.11)	(1.27)	32.29
2010	27.94	0.16	3.85	4.01	–	(0.22)	(0.22)	31.73
Class P shares
2014	53.15	0.62	7.40	8.02	(0.53)	(1.15)	(1.68)	59.49
2013	42.23	0.67	11.40	12.07	(0.66)	(0.49)	(1.15)	53.15
2012	38.56	0.48	4.05	4.53	(0.38)	(0.48)	(0.86)	42.23
2011	37.62	0.38	2.22	2.60	(0.55)	(1.11)	(1.66)	38.56
2010(d)	35.97	0.02	1.63	1.65	–	–	–	37.62
Institutional shares
2014	53.31	0.71	7.41	8.12	(0.61)	(1.15)	(1.76)	59.67
2013	42.34	0.77	11.42	12.19	(0.73)	(0.49)	(1.22)	53.31
2012	38.63	0.56	4.05	4.61	(0.42)	(0.48)	(0.90)	42.34
2011	37.63	0.47	2.21	2.68	(0.57)	(1.11)	(1.68)	38.63
2010	32.93	0.67	4.56	5.23	(0.31)	(0.22)	(0.53)	37.63
R-1 shares
2014	52.40	0.22	7.30	7.52	(0.09)	(1.15)	(1.24)	58.68
2013	41.64	0.38	11.24	11.62	(0.37)	(0.49)	(0.86)	52.40
2012	38.18	0.20	4.01	4.21	(0.27)	(0.48)	(0.75)	41.64
2011	37.42	0.08	2.24	2.32	(0.45)	(1.11)	(1.56)	38.18
2010(g)	35.15	0.05	2.22	2.27	–	–	–	37.42
R-2 shares
2014	52.56	0.29	7.32	7.61	(0.23)	(1.15)	(1.38)	58.79
2013	41.78	0.41	11.30	11.71	(0.44)	(0.49)	(0.93)	52.56
2012	38.26	0.26	4.00	4.26	(0.26)	(0.48)	(0.74)	41.78
2011	37.44	0.14	2.25	2.39	(0.46)	(1.11)	(1.57)	38.26
2010(g)	35.15	0.53	1.76	2.29	–	–	–	37.44
R-3 shares
2014	52.58	0.38	7.32	7.70	(0.35)	(1.15)	(1.50)	58.78
2013	41.85	0.46	11.33	11.79	(0.57)	(0.49)	(1.06)	52.58
2012	38.31	0.33	4.01	4.34	(0.32)	(0.48)	(0.80)	41.85
2011	37.49	0.21	2.25	2.46	(0.53)	(1.11)	(1.64)	38.31
2010(g)	35.15	0.02	2.32	2.34	–	–	–	37.49
R-4 shares
2014	52.91	0.50	7.35	7.85	(0.44)	(1.15)	(1.59)	59.17
2013	42.05	0.58	11.37	11.95	(0.60)	(0.49)	(1.09)	52.91
2012	38.42	0.40	4.03	4.43	(0.32)	(0.48)	(0.80)	42.05
2011	37.53	0.31	2.23	2.54	(0.54)	(1.11)	(1.65)	38.42
2010(g)	35.15	0.11	2.27	2.38	–	–	–	37.53
R-5 shares
2014	53.06	0.56	7.38	7.94	(0.51)	(1.15)	(1.66)	59.34
2013	42.15	0.64	11.39	12.03	(0.63)	(0.49)	(1.12)	53.06
2012	38.50	0.47	4.01	4.48	(0.35)	(0.48)	(0.83)	42.15
2011	37.57	0.37	2.22	2.59	(0.55)	(1.11)	(1.66)	38.50
2010(g)	35.15	0.15	2.27	2.42	–	–	–	37.57

Total Return(b)	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

15.22%	$810,788	0.82%	0.91%	8.3%
28.98	734,098	0.90	1.22	14.3
11.73	591,255	0.97	0.92	8.2
6.73	578,850	0.94	0.77	12.7
15.46	409,697	1.04	1.43	15.3

14.22	20,406	1.70 (c)	0.06	8.3
27.64	31,805	1.94 (c)	0.24	14.3
10.63	38,701	1.98 (c)	(0.07)	8.2
5.73	55,781	1.88 (c)	(0.15)	12.7
14.31	62,508	2.07	0.34	15.3

14.22	42,658	1.67 (c)	0.05	8.3
27.89	35,400	1.73 (c)	0.36	14.3
10.83	24,958	1.82 (c)	0.06	8.2
5.77	23,009	1.82 (c)	(0.10)	12.7
14.42	19,689	1.96	0.52	15.3

15.45	31,028	0.60 (c)	1.11	8.3
29.27	21,302	0.67 (c)	1.42	14.3
12.07	14,471	0.68 (c)	1.18	8.2
6.95	9,214	0.71 (c)	0.99	12.7
4.59 (e)	10	0.75 (c),(f)	0.59 (f)	15.3 (f)

15.62	1,507,343	0.46	1.27	8.3
29.52	1,357,704	0.48	1.63	14.3
12.28	1,053,972	0.50	1.38	8.2
7.15	907,061	0.52	1.19	12.7
16.02	578,458	0.58	1.89	15.3

14.60	1,635	1.34	0.39	8.3
28.39	1,424	1.35	0.82	14.3
11.32	1,789	1.37	0.50	8.2
6.22	1,585	1.39	0.22	12.7
6.46 (e)	245	1.47 (f)	0.21 (f)	15.3 (f)

14.77	2,155	1.21	0.52	8.3
28.56	2,228	1.22	0.88	14.3
11.43	1,800	1.24	0.65	8.2
6.41	1,840	1.26	0.36	12.7
6.51 (e)	82	1.34 (f)	2.28 (f)	15.3 (f)

14.97	24,394	1.03	0.70	8.3
28.79	19,700	1.04	0.97	14.3
11.64	9,790	1.06	0.82	8.2
6.59	7,551	1.08	0.54	12.7
6.66 (e)	1,084	1.16 (f)	0.07 (f)	15.3 (f)

15.17	15,267	0.84	0.90	8.3
29.05	16,588	0.85	1.22	14.3
11.83	9,840	0.87	0.98	8.2
6.80	7,661	0.89	0.81	12.7
6.77 (e)	2,816	0.97 (f)	0.46 (f)	15.3 (f)

15.32	36,551	0.72	1.00	8.3
29.20	29,179	0.73	1.35	14.3
11.96	16,559	0.75	1.15	8.2
6.91	17,231	0.77	0.94	12.7
6.88 (e)	11,504	0.85 (f)	0.64 (f)	15.3 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from March 1, 2010, date operations commenced, through October 31, 2010.
FINANCIAL STATEMENTS
The financial statements of the Acquiring Fund and the Acquired Fund included in PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2014 are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. Copies of the Annual Report are available upon request as described above.
LEGAL MATTERS
Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Adam U. Shaikh, Esq., Assistant Counsel to PFI. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Funds by Randy Lee Bergstrom, Esq., Assistant Tax Counsel to PFI, and for the Acquired Fund by Carolyn F. Kolks, Esq., Assistant Tax Counsel to PFI.
OTHER INFORMATION
PFI is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PFI Fund must be received by PFI a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.
BY ORDER OF THE BOARD OF DIRECTORS
February ______, 2015
Des Moines, Iowa

APPENDIX A
Form Of
PLAN OF ACQUISITION
LargeCap Blend Fund II and
Principal Capital Appreciation Fund
The Board of Directors of Principal Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that the Principal Capital Appreciation Fund series of the Fund (“PCAF”) acquire all of the assets of the LargeCap Blend Fund II series of the Fund (“LCBII”) in exchange for the assumption by PCAF of all of the liabilities of LCBII and shares issued by PCAF which are thereafter to be distributed by LCBII pro rata to its shareholders in complete liquidation and termination of LCBII and in exchange for all of LCBII’s outstanding shares.
LCBII will transfer to PCAF, and PCAF will acquire from LCBII, all of the assets of LCBII on the Closing Date and will assume from LCBII all of the liabilities of LCBII in exchange for the issuance of the number of shares of PCAF determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of LCBII in complete liquidation and termination of LCBII and in exchange for all of LCBII’s outstanding shares. LCBII will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by LCBII in proper form prior to the Closing Date shall be fulfilled by LCBII. Redemption requests received by LCBII thereafter will be treated as requests for redemption of those shares of PCAF allocable to the shareholder in question.
LCBII will declare, and PCAF may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.
On the Closing Date, PCAF will issue to LCBII a number of full and fractional shares of PCAF, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of LCBII. The aggregate value of the net assets of LCBII and PCAF shall be determined in accordance with the then current Prospectus of PCAF as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.
The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal Management Corporation, 650 8th Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on ________, 2015, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”
In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for PCAF or LCBII to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.
As soon as practicable after the Closing, LCBII shall (a) distribute on a pro rata basis to the shareholders of record of LCBII at the close of business on the Closing Date the shares of PCAF received by LCBII at the Closing in exchange for all of LCBII’s outstanding shares (the holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of LCBII will receive, respectively, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of PCAF; the holders of Class J shares of LCBII shall receive Class A shares of PCAF), and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.
For purposes of the distribution of shares of PCAF to shareholders of LCBII, PCAF shall credit its books an appropriate number its shares to the account of each shareholder of LCBII. No certificates will be issued for shares of PCAF. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of LCBII, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number of shares of PCAF to be credited on the books of PCAF in respect of such shares of LCBII as provided above.
Prior to the Closing Date, LCBII shall deliver to PCAF a list setting forth the assets to be assigned, delivered and transferred to PCAF, including the securities then owned by LCBII and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by PCAF pursuant to this Plan.
All of LCBII’s portfolio securities shall be delivered by LCBII’s custodian on the Closing Date to PCAF or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of PCAF or its custodian with said depository. All cash to be delivered pursuant

A-1

to this Plan shall be transferred from LCBII’s account at its custodian to PCAF’s account at its custodian. If on the Closing Date LCBII is unable to make good delivery to PCAF’s custodian of any of LCBII’s portfolio securities because such securities have not yet been delivered to LCBII’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and LCBII shall deliver to PCAF’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to PCAF, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by PCAF.
This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of LCBII and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of LCBII no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of LCBII.
Except as expressly provided otherwise in this Plan, LCBII will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, and printing expenses.
IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its ________ and __________ as of the _______th day of __________, 2015.

PRINCIPAL FUNDS, INC. on behalf of the following Acquired Fund: LargeCap Blend Fund II

By: _____________________________________________
Nora M. Everett, President

PRINCIPAL FUNDS, INC. on behalf of the following Acquiring Fund: Principal Capital Appreciation Fund

By: _____________________________________________
Michael J. Beer, Executive Vice President

A-2

PO BOX 55909
BOSTON, MA 02205-5909
Your Proxy Vote is Important!
Vote by Internet
Please go to the electronic voting site at www.2voteproxy.com/Principal. Follow the on-line instructions. If you vote by internet, you do not have to return your proxy card.
Vote by Telephone
Please call us toll free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.
Vote by Mail
Complete, sign and date your proxy card and return it promptly in the envelope provided.
Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-9100

PRINCIPAL FUNDS, INC. - LARGECAP BLEND FUND II
Des Moines, Iowa 50392

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
APRIL 17, 2015

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Michael J. Beer, David J. Brown, Ernest H. Gillum, Jennifer A. Mills, Adam U. Shaikh, and Beth C. Wilson, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held on April 17, 2015 at 10:00 a.m., Central Time, and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate box on the reverse side of this ballot, date and sign exactly as your name appears. Your signature acknowledges receipt of Notice of the Special Meeting of Shareholders and Proxy Statement/Prospectus dated ______________, 2015. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposal listed on the revers e side. In their discretion the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

NOTE:
PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

_____________________________    _____________________________    _____________________________
Signature     Signature (if held jointly)     Date

Important Notice Regarding the Availability of Proxy Materials for the
PRINCIPAL FUNDS, INC. - LARGECAP BLEND FUND II
Special Shareholder Meeting to Be Held on April 17, 2015

The Proxy Statement for this meeting is available at:
www.2voteproxy.com/Principal

PLEASE VOTE YOUR PROXY TODAY!

TO VOTE YOUR PROXY BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR VIA THE INTERNET.

The Board of Directors recommends that shareholders vote FOR the following proposal.

TO VOTE, MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

FOR    AGAINST    ABSTAIN

1.	Approval of a Plan of Acquisition providing for the reorganization of the ☐ ☐ ☐
LargeCap Blend Fund II (the “Acquired Fund”) into the Principal
Capital Appreciation Fund (the "Acquiring Fund")

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.

PART B

INFORMATION REQUIRED IN
A STATEMENT OF ADDITIONAL INFORMATION

PRINCIPAL FUNDS, INC.
655 9th Street
Des Moines, Iowa 50392

STATEMENT OF ADDITIONAL INFORMATION

Dated: _________________, 2015

This Statement of Additional Information is available to the shareholders of the LargeCap Blend Fund II (the "Acquired Fund"), in connection with the proposed reorganization of the Acquired Fund into the Principal Capital Appreciation Fund (the "Acquiring Fund") (the "Reorganization"). Each of the Acquired and Acquiring Funds is a separate series of Principal Funds, Inc. ("PFI").
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated __________________, 2015, relating to the Special Meeting of Shareholders of the Acquired Fund to be held on April 17, 2015. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Management Corporation, 655 9th Street, Des Moines, Iowa 50392, or by calling toll free at 1-800-222-5852.
TABLE OF CONTENTS

(1)
Statement of Additional Information dated March 1, 2014 as amended and restated June 3, 2014, September 3, 2014, and November 25, 2014, included in Post-Effective Amendment No. 151 to the registration statement on Form N-1A (File No. 033-59474) filed on November 24, 2014, and supplement thereto dated and filed on December 12, 2014.

(2)	Audited Financial Statements of the Acquired Fund and the Acquiring Fund included in PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2014

(3)	Pro Forma Financial Statements
INFORMATION INCORPORATED BY REFERENCE
This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File Nos. 033-59474; and 811-07572).

(1)
The Statement of Additional Information of Principal Funds, Inc. (“PFI”) dated March 1, 2014 as amended and restated June 3, 2014, September 3, 2014, and November 25, 2014, (including Supplement dated December 12, 2014, and also filed via EDGAR that date).

(2)
The financial statements of the Acquired Fund and the Acquiring Fund included in PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2014, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on December 30, 2014.

The Annual and Semi-Annual Reports to Shareholders of PFI are available upon request and without charge by calling toll-free at 1-800-222-5852.

PRO FORMA FINANCIAL STATEMENTS
On December 9, 2014 the Board of Directors of PFI approved a Plan of Acquisition whereby, the Principal Capital Appreciation Fund (the "Acquiring Fund") will acquire all the assets of the LargeCap Blend Fund II (the "Acquired Fund"), subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (the "Reorganization").
Shown below are unaudited pro forma financial statements for the combined Acquiring Fund, assuming the Reorganization had been consummated as of October 31, 2014. The first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statements of Operations for the combined Acquiring Fund. The third table presents a pro forma Schedule of Investments for the combined Acquiring Fund.
Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund incorporated by reference in the Statement of Additional Information.

Statements of Assets and Liabilities
(unaudited)
Principal Funds, Inc.
October 31, 2014
Amounts in thousands
					Pro Forma
	LargeCap Blend	Principal Capital	Pro Forma		Principal Capital
	Fund II	Appreciation Fund	Adjustments		Appreciation Fund
Investment in securities--at cost	$499,495	$1,334,530			$1,834,025
Assets
Investment in securities--at value	$645,326	$2,494,699			$3,140,025
Cash	102	—			102
Deposits with counterparty	900	—			900
Receivables:
Dividends and interest	467	1,848			2,315
Expense reimbursement from Manager	10	—			10
Expense reimbursement from Distributor	1	—			1
Fund shares sold	137	892			1,029
Investment securities sold	215	3,680			3,895
Variation margin on financial derivative instruments	141	—			141
Other assets	—	5			5
Prepaid director's expenses	1	—			1
Total Assets	647,300	2,501,124			3,148,424

Liabilities
Accrued management and investment advisory fees	395	922			1,317
Accrued administrative service fees	3	3			6
Accrued distribution fees	30	224			254
Accrued service fees	12	16			28
Accrued transfer agent fees	42	142			184
Accrued directors'expenses	—	1			1
Accrued other expenses	40	96			136
Cash overdraft	—	97			97
Payables:
Fund shares redeemed	265	1,621			1,886
Investment securities purchased	182	5,777			5,959
Reorganization costs	—	—	19	(c)	19
Total Liabilities	969	8,899	19		9,887
Net Assets Applicable to Outstanding Shares	$646,331	$2,492,225	$(19)		$3,138,537

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$422,425	$1,245,284			$1,667,709
Accumulated undistributed (overdistributed) net investment income (loss)	4,344	21,687	$(19)	(c)	26,012
Accumulated undistributed (overdistributed) net realized gain (loss)	73,300	65,085			138,385
Net unrealized appreciation (depreciation) of investments	146,262	1,160,169			1,306,431
Total Net Assets	$646,331	$2,492,225	$(19)		$3,138,537

Statements of Assets and Liabilities
(unaudited)
Principal Funds, Inc.
October 31, 2014
Amounts in thousands
							Pro Forma
	LargeCap Blend		Principal Capital		Pro Forma		Principal Capital
	Fund II		Appreciation Fund		Adjustments		Appreciation Fund

Capital Stock (par value: $.01 a share):
Shares authorized	495,000		1,000,000				1,000,000
Net Asset Value Per Share:
Class A: Net Assets	N/A		$810,788		$115,651	(c)(d)	$926,439
Shares issued and outstanding			13,789		1,967	(d)	15,756
Net asset value per share			58.80				$58.80
Maximum Offering Price			$62.22				$62.22

Class B: Net Assets	N/A		$20,406				$20,406
Shares issued and outstanding			416				416
Net asset value per share			$49.04	(a)			$49.04	(a)

Class C: Net Assets	N/A		$42,658				$42,658
Shares issued and outstanding			873				873
Net asset value per share			$48.88	(a)			$48.88	(a)

Class J: Net Assets	$115,655		N/A		$(115,655)	(d)	$—
Shares issued and outstanding	10,629				(10,629)	(d)	—
Net asset value per share	$10.88	(a)

Class P: Net Assets	N/A		$31,028				$31,028
Shares issued and outstanding			522				522
Net asset value per share			$59.49				$59.49

Institutional: Net Assets	$471,333		$1,507,343		$(15)	(c)	$1,978,661
Shares issued and outstanding	41,650		25,260		(33,751)	(b)	33,159
Net asset value per share	$11.32		$59.67				$59.67

R-1: Net Assets	$2,745		$1,635				$4,380
Shares issued and outstanding	245		28		(198)	(b)	75
Net asset value per share	$11.20		$58.68				$58.40

R-2: Net Assets	$3,568		$2,155				$5,723
Shares issued and outstanding	319		36		(258)	(b)	97
Net asset value per share	$11.18		$58.79				$59.00

R-3: Net Assets	$15,710		$24,394				$40,104
Shares issued and outstanding	1,406		415		(1,139)	(b)	682
Net asset value per share	$11.17		$58.78				$58.80

R-4: Net Assets	$12,781		$15,267				$28,048
Shares issued and outstanding	1,133		258		(917)	(b)	474
Net asset value per share	$11.28		$59.17				$59.17

R-5: Net Assets	$24,539		$36,551				$61,090
Shares issued and outstanding	2,181		616		(1,767)	(b)	1,030
Net asset value per share	$11.25		$59.34				$59.31

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) Reflects new shares issued, net of retired shares of LargeCap Blend Fund II
(c) Reduction in net assets to reflect the estimated expenses of the Reorganization.
(d) Reflects Class J transferring into Class A due to acquiring fund not having a Class J.

See accompanying notes.

STATEMENTS OF OPERATIONS
(unaudited)
Principal Funds, Inc.
Twelve Months Ended October 31, 2014
Amounts in thousands	LargeCap Blend Fund II	Principal Capital Appreciation Fund	Pro Forma Adjustments		Pro Forma Principal Capital Appreciation Fund
Net Investment Income(Loss)
Income:
Dividends	$12,121	$41,284			$53,405
Withholding tax	(136)	(190)			(326)
Interest	4	9			13
Total Income	11,989	41,103	—		53,092
Expenses:
Management and investment advisory fees	4,908	10,793	(2,436)	(c)	13,265
Distribution Fees - Class A	N/A	1,937	317	(b)	2,254
Distribution Fees - Class B	N/A	259			259
Distribution Fees - Class C	N/A	395			395
Distribution Fees - Class J	317	N/A	(317)	(b)	—
Distribution Fees - R-1	10	6			16
Distribution Fees - R-2	14	7			21
Distribution Fees - R-3	50	53			103
Distribution Fees - R-4	12	15			27
Administrative service fees - R-1	8	5			13
Administrative service fees - R-2	9	5			14
Administrative service fees - R-3	14	15			29
Administrative service fees - R-4	3	4			7
Administrative service fees - R-5	3	3			6
Registration fees - Class A	N/A	12			12
Registration fees - Class B	N/A	17			17
Registration fees - Class C	N/A	19			19
Registration fees - Class J	19	N/A	(19)	(a)	—
Registration fees - Class P	N/A	15			15
Registration fees - Institutional	24	18	(18)	(a)	24
Service Fees - R-1	7	4			11
Service Fees - R-2	12	6			18
Service Fees - R-3	50	54			104
Service Fees - R-4	29	37			66
Service Fees - R-5	62	88			150
Shareholder reports - Class A	N/A	144	23	(b)	167
Shareholder reports - Class B	N/A	12			12
Shareholder reports - Class C	N/A	8			8
Shareholder reports - Class J	23	N/A	(23)	(b)	—
Shareholder reports - Class P	N/A	3			3
Shareholder reports - Institutional	19	9			28
Transfer agent fees - Class A	N/A	703	92	(b)	795
Transfer agent fees - Class B	N/A	33			33
Transfer agent fees - Class C	N/A	56			56
Transfer agent fees - Class J	92	N/A	(92)	(b)	—
Transfer agent fees - Class P	N/A	19			19
Transfer agent fees - Institutional	96	35			131
Custodian fees	24	10	(24)	(a)	10
Directors' expenses	10	38			48
Professional fees	24	27	(24)	(a)	27
Other expenses	12	17			29
Total Gross Expenses	5,851	14,881	(2,521)		18,211
Less: Reimbursement from Manager	119	—	—		119
Less: Reimbursement from Distributor - Class J	45	N/A	—		45
Total Net Expenses	5,687	14,881	(2,521)		18,047
Net Investment Income(Loss)	6,302	26,222	2,521		35,045

Net Realized and Unrealized Gain (Loss) on Investments, Futures and Short sales
Net realized gain (loss) from:
Investment transactions	80,948	109,057			190,005
Futures contracts	2,056	—			2,056
Short sales	12	—			12
Change in unrealized appreciation/depreciation of:
Investments	3,546	205,161			208,707
Futures contracts	(195)	—			(195)
Net Realized and Unrealized Gain (Loss) on Investments, Futures and Short sales	86,367	314,218	—		400,585
Net Increase (Decrease) in Net Assets Resulting from Operations	$92,669	$340,440	$2,521		$435,630

(a) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.
(b) To reflect Class J expenses moving to Class A of Acquiring Fund.
(c) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.

See accompanying notes.

Schedule of Investments (unaudited)
October 31, 2014

INVESTMENT COMPANIES - 2.19%	LargeCap Blend Fund II Shares Held	LargeCap Blend Fund II Value (000's)	Principal Capital Appreciation Fund Shares Held	Principal Capital Appreciation Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Publicly Traded Investment Fund - 2.19%
BlackRock Liquidity Funds TempFund Portfolio*	8,106,013	$8,106	—	$—	8,106,013	$8,106
Goldman Sachs Financial Square Funds - Money Market Fund *	2,385,218	2,386	—	—	2,385,218	2,386
JP Morgan Prime Money Market Fund *	355,328	355	—	—	355,328	355
JP Morgan US Government Money Market Fund	—	—	57,954,939	57,955	57,954,939	57,955
		$10,847		$57,955		$68,802
TOTAL INVESTMENT COMPANIES		$10,847		$57,955		$68,802
COMMON STOCKS - 97.86%	LargeCap Blend Fund II Shares Held	LargeCap Blend Fund II Value (000's)	Principal Capital Appreciation Fund Shares Held	Principal Capital Appreciation Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Advertising - 0.02%
Alliance Data Systems Corp (a),*	637	$180	—	$—	637	$180
Interpublic Group of Cos Inc/The *	4,751	92	—	—	4,751	92
Omnicom Group Inc *	3,097	223	—	—	3,097	223
		$495		$—		$495
Aerospace & Defense - 2.24%
Boeing Co/The	21,145	2,641	232,167	29,000	253,312	31,641
General Dynamics Corp *	2,576	360	—	—	2,576	360
L-3 Communications Holdings Inc *	1,011	123	—	—	1,011	123
Lockheed Martin Corp *	2,120	404	—	—	2,120	404
Northrop Grumman Corp	1,749	241	93,792	12,939	95,541	13,180
Orbital Sciences Corp (a),*	121,771	3,203	—	—	121,771	3,203
Raytheon Co *	61,851	6,426	—	—	61,851	6,426
Teledyne Technologies Inc (a),*	—	—	127,479	13,211	127,479	13,211
United Technologies Corp *	17,556	1,878	—	—	17,556	1,878
		$15,276		$55,150		$70,426
Agriculture - 0.15%	20,402	986	—	—	20,402	986
Altria Group Inc *	13,203	621	—	—	13,203	621
Archer-Daniels-Midland Co *	35,052	3,120	—	—	35,052	3,120
Philip Morris International Inc *		$4,727		$—		$4,727

Airlines - 0.38%	—	—	103,704	5,520	103,704	5,520
Alaska Air Group Inc	21,200	877	—	—	21,200	877
American Airlines Group Inc *	—	—	378,085	3,509	378,085	3,509
Cathay Pacific Airways Ltd ADR	30,845	1,241	—	—	30,845	1,241
Delta Air Lines Inc *	8,010	276	—	—	8,010	276
Southwest Airlines Co *	10,300	544	—	—	10,300	544
United Continental Holdings Inc (a),*		$2,938		$9,029		$11,967

Apparel - 1.77%
Hanesbrands Inc *	2,400	253	—	—	2,400	253
Michael Kors Holdings Ltd (a),*	5,752	452	—	—	5,752	452
Nike Inc	13,905	1,293	429,469	39,928	443,374	41,221
Ralph Lauren Corp	707	117	79,015	13,025	79,722	13,142
Under Armour Inc (a),*	4,505	295	—	—	4,505	295
VF Corp *	2,789	189	—	—	2,789	189
		$2,599		$52,953		$55,552
Automobile Manufacturers - 0.84%
Ford Motor Co *	27,153	383	—	—	27,153	383
General Motors Co *	11,192	351	—	—	11,192	351
Nissan Motor Co Ltd ADR	—	—	113,828	2,100	113,828	2,100
PACCAR Inc	4,280	280	357,849	23,375	362,129	23,655
		$1,014		$25,475		$26,489
Automobile Parts & Equipment - 1.38%
Autoliv Inc	—	—	130,119	11,937	130,119	11,937
BorgWarner Inc *	2,733	156	—	—	2,733	156
Delphi Automotive PLC *	19,544	1,348	—	—	19,544	1,348
Johnson Controls Inc *	190,469	9,000	436,997	20,648	627,466	29,648
TRW Automotive Holdings Corp (a),*	3,300	334	—	—	3,300	334
		$10,838		$32,585		$43,423
Banks - 7.26%
Bank of America Corp *	200,128	3,434	—	—	200,128	3,434
Bank of New York Mellon Corp/The *	21,341	826	—	—	21,341	826
BB&T Corp *	5,008	190	—	—	5,008	190
Capital One Financial Corp *	4,669	386	—	—	4,669	386
Citigroup Inc *	245,621	13,148	—	—	245,621	13,148
City National Corp/CA	—	—	136,082	10,711	136,082	10,711
Comerica Inc *	2,191	105	—	—	2,191	105
East West Bancorp Inc *	—	—	309,377	11,373	309,377	11,373
Fifth Third Bancorp *	9,753	195	—	—	9,753	195
Goldman Sachs Group Inc/The *	4,904	932	65,872	12,515	70,776	13,447

COMMON STOCKS (continued)	LargeCap Blend Fund II Shares Held	LargeCap Blend Fund II Value (000's)	Principal Capital Appreciation Fund Shares Held	Principal Capital Appreciation Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Banks (continued)
Huntington Bancshares Inc/OH *	9,975	$99	—	$—	9,975	$99
JP Morgan Chase & Co *	203,083	12,283	467,433	28,270	670,516	40,553
KeyCorp *	10,234	135	—	—	10,234	135
M&T Bank Corp *	4,300	525	—	—	4,300	525
Morgan Stanley *	40,594	1,419	—	—	40,594	1,419
Northern Trust Corp *	11,815	783	—	—	11,815	783
PNC Financial Services Group Inc/The	4,899	423	201,179	17,380	206,078	17,803
Regions Financial Corp *	17,057	169	—	—	17,057	169
State Street Corp	20,272	1,529	129,070	9,740	149,342	11,269
SunTrust Banks Inc *	6,285	246	—	—	6,285	246
SVB Financial Group (a)	—	—	113,005	12,656	113,005	12,656
US Bancorp/MN	16,330	696	560,683	23,885	577,013	24,581
Wells Fargo & Co *	259,483	13,777	942,708	50,048	1,202,191	63,825
		$51,300		$176,578		$227,878
Beverages - 1.88%
AMBEV SA ADR	—	—	759,102	5,071	759,102	5,071
Brown-Forman Corp	1,942	180	128,694	11,926	130,636	12,106
Coca-Cola Co/The	60,335	2,526	463,073	19,394	523,408	21,920
Coca-Cola Enterprises Inc *	2,754	119	—	—	2,754	119
Constellation Brands Inc (a),*	2,006	184	—	—	2,006	184
Dr Pepper Snapple Group Inc *	7,489	519	—	—	7,489	519
Keurig Green Mountain Inc *	2,324	353	—	—	2,324	353
Molson Coors Brewing Co *	1,834	136	—	—	1,834	136
Monster Beverage Corp (a),*	2,932	296	—	—	2,932	296
PepsiCo Inc *	99,786	9,597	89,087	8,567	188,873	18,164
		$13,910		$44,958		$58,868
Biotechnology - 1.76%
Alexion Pharmaceuticals Inc (a),*	4,685	897	—	—	4,685	897
Amgen Inc *	74,617	12,101	—	—	74,617	12,101
Biogen Idec Inc (a),*	11,996	3,851	—	—	11,996	3,851
Celgene Corp (a),*	11,167	1,196	—	—	11,167	1,196
Gilead Sciences Inc (a)	30,755	3,444	273,783	30,664	304,538	34,108
Incyte Corp (a),*	1,600	107	—	—	1,600	107
Regeneron Pharmaceuticals Inc (a),*	6,067	2,390	—	—	6,067	2,390
United Therapeutics Corp (a),*	300	39	—	—	300	39
Vertex Pharmaceuticals Inc (a),*	4,000	451	—	—	4,000	451
		$24,476		$30,664		$55,140
Building Materials - 0.66%
Apogee Enterprises Inc *	—	—	251,725	11,051	251,725	11,051
Eagle Materials Inc *	55,946	4,891	—	—	55,946	4,891
Martin Marietta Materials Inc *	4,814	563	—	—	4,814	563
Simpson Manufacturing Co Inc *	—	—	106,816	3,533	106,816	3,533
Vulcan Materials Co *	8,482	524	—	—	8,482	524
		$5,978		$14,584		$20,562
Chemicals - 2.33%
Air Products & Chemicals Inc *	1,444	195	—	—	1,444	195
Airgas Inc *	4,700	524	—	—	4,700	524
Ashland Inc *	2,400	259	—	—	2,400	259
Axiall Corp *	—	—	111,443	4,491	111,443	4,491
Celanese Corp *	7,800	458	—	—	7,800	458
CF Industries Holdings Inc *	624	162	—	—	624	162
Dow Chemical Co/The *	14,372	710	—	—	14,372	710
Eastman Chemical Co *	1,757	142	—	—	1,757	142
Ecolab Inc *	47,251	5,255	—	—	47,251	5,255
EI du Pont de Nemours & Co	6,395	442	240,755	16,648	247,150	17,090
FMC Corp	1,521	87	175,485	10,064	177,006	10,151
International Flavors & Fragrances Inc	929	92	152,698	15,140	153,627	15,232
LyondellBasell Industries NV *	7,363	675	—	—	7,363	675
Monsanto Co *	10,970	1,262	—	—	10,970	1,262
Mosaic Co/The *	3,888	172	—	—	3,888	172
Potash Corp of Saskatchewan Inc *	4,100	140	—	—	4,100	140
PPG Industries Inc	1,102	225	66,709	13,588	67,811	13,813
Praxair Inc *	7,208	908	—	—	7,208	908
RPM International Inc *	6,300	286	—	—	6,300	286
Sherwin-Williams Co/The *	4,621	1,061	—	—	4,621	1,061
Sigma-Aldrich Corp *	1,433	195	—	—	1,433	195
		$13,250		$59,931		$73,181
Coal - 0.00%
Consol Energy Inc *	3,000	110	—	—	3,000	110

Commercial Services - 0.74%
ADT Corp/The *	2,282	82	—	—	2,282	82
Automatic Data Processing Inc *	40,974	3,350	—	—	40,974	3,350
Cintas Corp *	1,148	84	—	—	1,148	84
Equifax Inc *	3,823	290	—	—	3,823	290
H&R Block Inc *	3,304	107	—	—	3,304	107
MasterCard Inc *	25,839	2,164	—	—	25,839	2,164

COMMON STOCKS (continued)	LargeCap Blend Fund II Shares Held	LargeCap Blend Fund II Value (000's)	Principal Capital Appreciation Fund Shares Held	Principal Capital Appreciation Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Commercial Services (continued)
McGraw Hill Financial Inc *	1,600	$145	—	$—	1,600	$145
Quanta Services Inc (a),*	5,162	176	—	—	5,162	176
Robert Half International Inc	1,659	91	152,299	8,343	153,958	8,434
TrueBlue Inc (a),*	—	—	335,444	8,292	335,444	8,292
United Rentals Inc (a),*	1,121	123	—	—	1,121	123
Western Union Co/The *	6,304	107	—	—	6,304	107
		$6,719		$16,635		$23,354
Computers - 5.10%
Accenture PLC - Class A *	11,738	952	—	—	11,738	952
Apple Inc *	180,682	19,514	767,513	82,891	948,195	102,405
Cognizant Technology Solutions Corp (a),*	11,515	563	—	—	11,515	563
EMC Corp/MA	25,888	744	773,255	22,216	799,143	22,960
Hewlett-Packard Co *	14,584	523	—	—	14,584	523
International Business Machines Corp *	14,380	2,364	137,792	22,653	152,172	25,017
NetApp Inc *	3,888	166	—	—	3,888	166
SanDisk Corp *	5,062	477	—	—	5,062	477
Seagate Technology PLC *	12,443	782	—	—	12,443	782
Teradata Corp (a)	—	—	115,520	4,889	115,520	4,889
Western Digital Corp *	12,724	1,251	—	—	12,724	1,251
		$27,336		$132,649		$159,985
Consumer Products - 0.54%
Avery Dennison Corp *	1,166	55	—	—	1,166	55
Kimberly-Clark Corp	3,081	352	57,840	6,609	60,921	6,961
WD-40 Co *	—	—	130,675	10,019	130,675	10,019
		$407		$16,628		$17,035
Cosmetics & Personal Care - 0.95%
Avon Products Inc *	28,000	291	—	—	28,000	291
Colgate-Palmolive Co *	8,711	583	—	—	8,711	583
Estee Lauder Cos Inc/The *	4,000	301	—	—	4,000	301
Procter & Gamble Co/The *	94,809	8,274	233,885	20,411	328,694	28,685
		$9,449		$20,411		$29,860
Distribution & Wholesale - 0.36%
Fossil Group Inc (a),*	593	60	—	—	593	60
Genuine Parts Co *	1,844	179	—	—	1,844	179
Pool Corp *	—	—	182,998	10,925	182,998	10,925
		$239		$10,925		$11,164
Diversified Financial Services - 3.42%
American Express Co *	55,065	4,953	—	—	55,065	4,953
Ameriprise Financial Inc	6,188	781	87,749	11,071	93,937	11,852
BlackRock Inc *	2,628	896	—	—	2,628	896
Charles Schwab Corp/The	123,520	3,541	925,204	26,526	1,048,724	30,067
CME Group Inc/IL *	6,581	552	—	—	6,581	552
Discover Financial Services *	15,738	1,004	—	—	15,738	1,004
E*Trade Financial Corp (a),*	9,300	207	—	—	9,300	207
FNF Group	7,300	218	368,414	10,993	375,714	11,211
Franklin Resources Inc	4,605	256	528,052	29,365	532,657	29,621
Intercontinental Exchange Inc *	2,800	583	—	—	2,800	583
Invesco Ltd *	5,214	211	—	—	5,214	211
LPL Financial Holdings Inc *	5,000	207	—	—	5,000	207
NASDAQ OMX Group Inc/The *	1,504	65	—	—	1,504	65
Navient Corp *	5,100	101	—	—	5,100	101
Och-Ziff Capital Management Group LLC *	10,700	118	—	—	10,700	118
T Rowe Price Group Inc	—	—	144,519	11,864	144,519	11,864
TD Ameritrade Holding Corp *	8,000	270	—	—	8,000	270
Visa Inc *	14,770	3,566	—	—	14,770	3,566
		$17,529		$89,819		$107,348
Electric - 1.22%
AES Corp/VA *	44,967	632	—	—	44,967	632
Ameren Corp *	2,816	119	—	—	2,816	119
American Electric Power Co Inc *	16,359	955	—	—	16,359	955
Calpine Corp (a),*	12,000	274	—	—	12,000	274
CMS Energy Corp *	12,634	413	—	—	12,634	413
Consolidated Edison Inc *	3,513	223	—	—	3,513	223
Dominion Resources Inc/VA *	4,050	289	—	—	4,050	289
DTE Energy Co *	2,124	175	—	—	2,124	175
Duke Energy Corp	4,925	405	114,158	9,378	119,083	9,783
Edison International	3,907	244	174,725	10,935	178,632	11,179
Entergy Corp *	5,141	432	—	—	5,141	432
Exelon Corp *	67,701	2,477	—	—	67,701	2,477
FirstEnergy Corp *	18,274	682	—	—	18,274	682
Integrys Energy Group Inc *	934	68	—	—	934	68
NextEra Energy Inc *	3,055	306	—	—	3,055	306
Northeast Utilities *	4,300	212	—	—	4,300	212
NRG Energy Inc *	24,000	720	—	—	24,000	720
Pepco Holdings Inc *	2,944	80	—	—	2,944	80
PG&E Corp *	19,568	985	—	—	19,568	985
Pinnacle West Capital Corp *	1,254	77	—	—	1,254	77

COMMON STOCKS (continued)	LargeCap Blend Fund II Shares Held	LargeCap Blend Fund II Value (000's)	Principal Capital Appreciation Fund Shares Held	Principal Capital Appreciation Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Electric (continued)
PPL Corp *	5,525	$193	—	$—	5,525	$193
Public Service Enterprise Group Inc *	6,070	251	—	—	6,070	251
SCANA Corp *	1,603	88	—	—	1,603	88
Southern Co/The *	7,408	343	—	—	7,408	343
TECO Energy Inc *	2,906	57	—	—	2,906	57
Wisconsin Energy Corp *	2,584	128	—	—	2,584	128
Xcel Energy Inc	5,976	200	206,491	6,911	212,467	7,111
		$11,028		$27,224		$38,252
Electrical Components & Equipment - 0.05%
AMETEK Inc *	2,936	153	—	—	2,936	153
Emerson Electric Co *	5,549	355	—	—	5,549	355
Energizer Holdings Inc *	3,700	454	—	—	3,700	454
Hubbell Inc *	4,300	488	—	—	4,300	488
		$1,450		$—		$1,450
Electronics - 2.42%
Agilent Technologies Inc *	13,721	758	—	—	13,721	758
FEI Co *	—	—	78,318	6,601	78,318	6,601
FLIR Systems Inc	—	—	116,841	3,918	116,841	3,918
Garmin Ltd *	1,404	78	—	—	1,404	78
Honeywell International Inc *	74,609	7,171	—	—	74,609	7,171
PerkinElmer Inc *	1,380	60	—	—	1,380	60
Sensata Technologies Holding NV (a),*	11,800	576	—	—	11,800	576
TE Connectivity Ltd *	2,866	175	—	—	2,866	175
Thermo Fisher Scientific Inc *	44,234	5,201	141,967	16,691	186,201	21,892
Trimble Navigation Ltd (a)	5,600	151	273,427	7,344	279,027	7,495
Tyco International Ltd *	89,923	3,860	—	—	89,923	3,860
Waters Corp (a)	981	109	210,654	23,340	211,635	23,449
		$18,139		$57,894		$76,033
Engineering & Construction - 0.55%
Fluor Corp *	1,863	124	—	—	1,863	124
Granite Construction Inc *	40,630	1,500	152,429	5,626	193,059	7,126
Jacobs Engineering Group Inc (a)	1,502	71	206,560	9,801	208,062	9,872
		$1,695		$15,427		$17,122
Environmental Control - 0.42%
Waste Connections Inc	—	—	263,240	13,136	263,240	13,136

Food - 2.49%
ConAgra Foods Inc *	16,300	560	—	—	16,300	560
Dairy Farm International Holdings Ltd ADR	—	—	159,187	7,641	159,187	7,641
Danone SA ADR*	285,014	3,896	—	—	285,014	3,896
Darling Ingredients Inc (a),*	—	—	112,629	1,982	112,629	1,982
General Mills Inc	6,514	338	258,006	13,406	264,520	13,744
Hormel Foods Corp *	1,536	83	—	—	1,536	83
JM Smucker Co/The *	1,200	125	—	—	1,200	125
Kellogg Co *	12,680	811	—	—	12,680	811
Kraft Foods Group Inc *	4,149	234	—	—	4,149	234
Kroger Co/The	4,075	227	358,898	19,994	362,973	20,221
McCormick & Co Inc/MD *	1,535	109	162,817	11,515	164,352	11,624
Mondelez International Inc *	38,973	1,374	—	—	38,973	1,374
Nestle SA ADR*	58,500	4,290	—	—	58,500	4,290
Sysco Corp *	17,746	684	—	—	17,746	684
Tyson Foods Inc *	3,100	125	—	—	3,100	125
Whole Foods Market Inc *	8,600	338	265,392	10,438	273,992	10,776
		$13,194		$64,976		$78,170
Forest Products & Paper - 0.02%
International Paper Co *	12,558	636	—	—	12,558	636

Gas - 1.51%
AGL Resources Inc *	1,355	73	—	—	1,355	73
NiSource Inc *	19,435	817	—	—	19,435	817
Sempra Energy	41,727	4,590	381,494	41,964	423,221	46,554
		$5,480		$41,964		$47,444
Hand & Machine Tools - 0.01%
Snap-on Inc *	662	87	—	—	662	87
Stanley Black & Decker Inc *	4,036	378	—	—	4,036	378
		$465		$—		$465
Healthcare - Products - 1.87%
Baxter International Inc *	4,417	310	—	—	4,417	310
Becton Dickinson and Co	6,044	778	119,593	15,391	125,637	16,169
Boston Scientific Corp (a),*	15,881	211	—	—	15,881	211
Covidien PLC *	10,667	986	—	—	10,667	986
CR Bard Inc *	903	148	—	—	903	148
DENTSPLY International Inc *	7,110	361	—	—	7,110	361
Edwards Lifesciences Corp (a)	1,285	155	98,782	11,945	100,067	12,100
Intuitive Surgical Inc (a),*	600	298	—	—	600	298
Medtronic Inc	14,402	981	104,426	7,118	118,828	8,099
St Jude Medical Inc *	5,031	323	—	—	5,031	323

COMMON STOCKS (continued)	LargeCap Blend Fund II Shares Held	LargeCap Blend Fund II Value (000's)	Principal Capital Appreciation Fund Shares Held	Principal Capital Appreciation Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Healthcare - Products (continued)
Stryker Corp *	9,037	$791	—	$—	9,037	$791
Techne Corp	—	—	100,387	9,140	100,387	9,140
Varian Medical Systems Inc (a)	1,217	102	110,713	9,313	111,930	9,415
Zimmer Holdings Inc *	1,974	220	—	—	1,974	220
		$5,664		$52,907		$58,571
Healthcare - Services - 1.34%
Aetna Inc *	9,581	791	—	—	9,581	791
Cigna Corp *	2,208	220	—	—	2,208	220
DaVita HealthCare Partners Inc (a)	2,208	173	190,551	14,876	192,759	15,049
Humana Inc *	5,710	792	—	—	5,710	792
Laboratory Corp of America Holdings (a),*	1,021	112	—	—	1,021	112
Quest Diagnostics Inc *	1,688	107	—	—	1,688	107
UnitedHealth Group Inc *	72,792	6,916	—	—	72,792	6,916
Universal Health Services Inc	1,066	110	164,135	17,023	165,201	17,133
WellPoint Inc	7,059	894	—	—	7,059	894
		$10,115		$31,899		$42,014
Home Builders - 0.01%
Lennar Corp *	8,279	357	—	—	8,279	357
Pulte Group Inc *	4,107	79	—	—	4,107	79
		$436		$—		$436
Home Furnishings - 0.01%
Harman International Industries Inc *	769	83	—	—	769	83
Leggett & Platt Inc *	1,763	69	—	—	1,763	69
Whirlpool Corp *	938	161	—	—	938	161
		$313		$—		$313
Housewares - 0.29%
Newell Rubbermaid Inc *	3,276	109	—	—	3,276	109
Tupperware Brands Corp *	—	—	139,520	8,894	139,520	8,894
		$109		$8,894		$9,003
Insurance - 2.89%
ACE Ltd	2,744	300	149,619	16,353	152,363	16,653
Aflac Inc *	3,716	222	—	—	3,716	222
Allstate Corp/The *	3,644	236	—	—	3,644	236
American International Group Inc *	11,629	623	—	—	11,629	623
Aon PLC *	2,391	206	—	—	2,391	206
Assurant Inc *	878	60	—	—	878	60
Berkshire Hathaway Inc - Class A (a),*	24	5,040	—	—	24	5,040
Berkshire Hathaway Inc - Class B (a),*	20,541	2,879	—	—	20,541	2,879
Chubb Corp/The *	2,030	202	—	—	2,030	202
Cincinnati Financial Corp *	1,721	87	—	—	1,721	87
CNA Financial Corp *	5,100	199	—	—	5,100	199
Genworth Financial Inc (a),*	5,641	79	—	—	5,641	79
Hartford Financial Services Group Inc/The *	5,189	205	—	—	5,189	205
HCC Insurance Holdings Inc	—	—	398,334	20,789	398,334	20,789
Lincoln National Corp *	3,163	173	—	—	3,163	173
Loews Corp *	3,200	140	—	—	3,200	140
Marsh & McLennan Cos Inc *	19,711	1,071	—	—	19,711	1,071
MetLife Inc *	215,719	11,701	183,880	9,974	399,599	21,675
Progressive Corp/The *	32,168	849	—	—	32,168	849
Prudential Financial Inc *	3,749	332	—	—	3,749	332
StanCorp Financial Group Inc	—		55,059	3,830	55,059	3,830
Torchmark Corp *	1,547	82	—	—	1,547	82
Travelers Cos Inc/The *	2,872	289	—	—	2,872	289
Unum Group *	2,980	100	—	—	2,980	100
XL Group PLC	34,383	1,165	397,219	13,458	431,602	14,623
		$26,240		$64,404		$90,644
Internet - 3.46%
Amazon.com Inc (a)	7,670	2,343	60,293	18,417	67,963	20,760
eBay Inc (a)	10,749	564	254,892	13,382	265,641	13,946
Expedia Inc *	1,225	104	—	—	1,225	104
F5 Networks Inc (a),*	913	112	—	—	913	112
Facebook Inc (a),*	135,992	10,198	—	—	135,992	10,198
Google Inc - A Shares (a),*	17,204	9,770	32,467	18,437	49,671	28,207
Google Inc - C Shares (a),*	17,178	9,604	30,117	16,838	47,295	26,442
LinkedIn Corp (a),*	500	114	8,989	2,058	9,489	2,172
Netflix Inc (a),*	1,818	714	—	—	1,818	714
Priceline Group Inc/The (a),*	1,310	1,581	—	—	1,310	1,581
Splunk Inc (a),*	52,860	3,493	—	—	52,860	3,493
TripAdvisor Inc (a),*	1,329	118	—	—	1,329	118
VeriSign Inc (a),*	8,271	494	—	—	8,271	494
Yahoo! Inc (a),*	6,509	300	—	—	6,509	300
		$39,509		$69,132		$108,641
Iron & Steel - 0.75%
Nucor Corp *	38,207	2,065	—	—	38,207	2,065
Reliance Steel & Aluminum Co	—	—	201,345	13,587	201,345	13,587
Schnitzer Steel Industries Inc *	—	—	333,893	7,863	333,893	7,863
		$2,065		$21,450		$23,515

COMMON STOCKS (continued)	LargeCap Blend Fund II Shares Held	LargeCap Blend Fund II Value (000's)	Principal Capital Appreciation Fund Shares Held	Principal Capital Appreciation Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Leisure Products & Services - 0.65%
Carnival Corp	10,300	$414	161,511	$6,485	171,811	$6,899
Harley-Davidson Inc *	62,677	4,117	142,778	9,380	205,455	13,497
		$4,531		$15,865		$20,396
Lodging - 0.25%
Hilton Worldwide Holdings Inc (a),*	7,800	197	—	—	7,800	197
Las Vegas Sands Corp *	3,000	187	—	—	3,000	187
Marriott International Inc/DE *	2,562	194	—	—	2,562	194
MGM Resorts International (a),*	4,600	107	—	—	4,600	107
Red Lion Hotels Corp (a)	—	—	399,920	2,268	399,920	2,268
Starwood Hotels & Resorts Worldwide Inc *	57,836	4,433	—	—	57,836	4,433
Wyndham Worldwide Corp *	1,486	116	—	—	1,486	116
Wynn Resorts Ltd *	2,300	437	—	—	2,300	437
		$5,671		$2,268		$7,939
Machinery - Construction & Mining - 0.30%
Caterpillar Inc *	7,880	799	85,800	8,701	93,680	9,500
Joy Global Inc *	1,212	64	—	—	1,212	64
		$863		$8,701		$9,564
Machinery - Diversified - 0.82%
AGCO Corp	—	—	68,157	3,020	68,157	3,020
Cummins Inc *	1,371	200	—	—	1,371	200
Deere & Co	2,930	251	203,756	17,429	206,686	17,680
Flowserve Corp *	11,455	778	—	—	11,455	778
Rockwell Automation Inc *	32,234	3,622	—	—	32,234	3,622
Roper Industries Inc *	1,600	253	—	—	1,600	253
Xylem Inc/NY *	2,105	77	—	—	2,105	77
		$5,181		$20,449		$25,630
Media - 2.71%
Cablevision Systems Corp *	2,630	49	—	—	2,630	49
CBS Corp *	3,992	216	—	—	3,992	216
Comcast Corp - Class A *	42,096	2,330	—	—	42,096	2,330
DIRECTV (a),*	11,245	976	—	—	11,245	976
Discovery Communications Inc - A Shares (a)	1,730	61	112,501	3,977	114,231	4,038
Discovery Communications Inc - C Shares (a),*	15,430	540	67,344	2,356	82,774	2,896
Gannett Co Inc *	2,601	82	—	—	2,601	82
News Corp (a),*	24,300	376	—	—	24,300	376
Nielsen NV *	3,657	155	—	—	3,657	155
Scripps Networks Interactive Inc *	1,250	97	—	—	1,250	97
Time Warner Cable Inc *	6,704	987	—	—	6,704	987
Time Warner Inc *	7,145	568	—	—	7,145	568
Twenty-First Century Fox Inc - A Shares *	42,191	1,455	—	—	42,191	1,455
Twenty-First Century Fox Inc - B Shares *	188,734	6,260	—	—	188,734	6,260
Viacom Inc	14,964	1,088	216,986	15,770	231,950	16,858
Walt Disney Co/The	90,462	8,266	433,274	39,593	523,736	47,859
		$23,506		$61,696		$85,202
Metal Fabrication & Hardware - 0.45%
Precision Castparts Corp	3,845	849	60,277	13,303	64,122	14,152

Mining - 0.38%
Alcoa Inc *	29,844	500	—	—	29,844	500
Franco-Nevada Corp *	2,200	103	—	—	2,200	103
Freeport-McMoRan Inc *	76,645	2,184	319,875	9,116	396,520	11,300
		$2,787		$9,116		$11,903
Miscellaneous Manufacturing - 1.93%
3M Co *	12,700	1,953	—	—	12,700	1,953
AptarGroup Inc	—	—	197,324	12,281	197,324	12,281
Crane Co	—	—	151,012	9,416	151,012	9,416
Danaher Corp *	24,825	1,996	—	—	24,825	1,996
Dover Corp *	2,039	162	—	—	2,039	162
Eaton Corp PLC *	3,825	262	—	—	3,825	262
General Electric Co *	289,945	7,483	973,272	25,120	1,263,217	32,603
Illinois Tool Works Inc *	2,929	267	—	—	2,929	267
Ingersoll-Rand PLC *	4,957	310	—	—	4,957	310
Pall Corp *	2,100	192	—	—	2,100	192
Parker-Hannifin Corp *	1,789	227	—	—	1,789	227
Pentair PLC *	2,313	155	—	—	2,313	155
Textron Inc *	18,685	776	—	—	18,685	776
		$13,783		$46,817		$60,600
Office & Business Equipment - 0.01%
Pitney Bowes Inc *	2,440	60	—	—	2,440	60
Xerox Corp *	13,181	175	—	—	13,181	175
		$235		$—		$235
Oil & Gas - 6.80%
Anadarko Petroleum Corp *	11,940	1,096	—	—	11,940	1,096
Apache Corp *	12,986	1,002	271,858	20,987	284,844	21,989
Chesapeake Energy Corp *	9,700	215	—	—	9,700	215
Chevron Corp *	27,182	3,260	356,220	42,728	383,402	45,988
Cimarex Energy Co *	3,348	380	—	—	3,348	380

COMMON STOCKS (continued)	LargeCap Blend Fund II Shares Held	LargeCap Blend Fund II Value (000's)	Principal Capital Appreciation Fund Shares Held	Principal Capital Appreciation Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Oil & Gas (continued)
Concho Resources Inc (a),*	1,700	$185	—	$—	1,700	$185
ConocoPhillips *	13,650	984	—	—	13,650	984
Continental Resources Inc/OK (a),*	1,400	79	—	—	1,400	79
Denbury Resources Inc *	4,430	55	—	—	4,430	55
Devon Energy Corp	4,495	270	245,913	14,755	250,408	15,025
Energen Corp	—	—	141,848	9,603	141,848	9,603
Eni SpA ADR*	2,000	85	—	—	2,000	85
Ensco PLC *	2,732	111	—	—	2,732	111
EOG Resources Inc *	6,851	652	—	—	6,851	652
EQT Corp *	4,400	414	—	—	4,400	414
Exxon Mobil Corp *	138,610	13,404	523,337	50,612	661,947	64,016
Helmerich & Payne Inc *	1,290	112	—	—	1,290	112
Hess Corp *	49,606	4,207	—	—	49,606	4,207
HollyFrontier Corp *	—	—	139,039	6,310	139,039	6,310
Marathon Oil Corp *	5,385	191	—	—	5,385	191
Marathon Petroleum Corp *	3,836	349	—	—	3,836	349
Murphy Oil Corp *	4,005	214	—	—	4,005	214
Nabors Industries Ltd *	3,127	56	—	—	3,127	56
Newfield Exploration Co (a),*	1,741	57	—	—	1,741	57
Occidental Petroleum Corp *	77,141	6,861	292,103	25,977	369,244	32,838
Phillips 66 *	13,029	1,023	—	—	13,029	1,023
Pioneer Natural Resources Co *	4,372	827	—	—	4,372	827
Range Resources Corp *	7,000	479	—	—	7,000	479
Royal Dutch Shell PLC ADR*	7,400	531	—	—	7,400	531
Talisman Energy Inc *	27,900	178	—	—	27,900	178
Tesoro Corp *	1,560	111	—	—	1,560	111
Total SA ADR	—	—	77,480	4,640	77,480	4,640
Valero Energy Corp *	4,170	209	—	—	4,170	209
Whiting Petroleum Corp (a),*	800	49	—	—	800	49
WPX Energy Inc (a),*	10,066	192	—	—	10,066	192
		$37,838		$175,612		$213,450
Oil & Gas Services - 0.93%
Baker Hughes Inc *	3,426	181	—	—	3,426	181
Cameron International Corp (a),*	53,757	3,201	—	—	53,757	3,201
FMC Technologies Inc (a),*	17,497	980	—	—	17,497	980
Halliburton Co *	80,115	4,418	—	—	80,115	4,418
National Oilwell Varco Inc *	9,008	655	—	—	9,008	655
Natural Gas Services Group Inc (a),*	—	—	258,057	6,640	258,057	6,640
Schlumberger Ltd *	28,502	2,812	103,674	10,228	132,176	13,040
		$12,247		$16,868		$29,115
Packaging & Containers - 0.01%
Ball Corp *	5,250	338	—	—	5,250	338
Bemis Co Inc *	1,243	48	—	—	1,243	48
Owens-Illinois Inc (a),*	1,993	51	—	—	1,993	51
		$437		$—		$437
Pharmaceuticals - 6.93%
Abbott Laboratories	29,359	1,279	298,248	13,001	327,607	14,280
AbbVie Inc	35,725	2,267	316,069	20,058	351,794	22,325
Actavis PLC (a)	5,350	1,299	42,580	10,336	47,930	11,635
Allergan Inc/United States	7,386	1,403	143,629	27,298	151,015	28,701
Bristol-Myers Squibb Co	67,130	3,906	286,472	16,670	353,602	20,576
Cardinal Health Inc *	4,118	323	—	—	4,118	323
Eli Lilly & Co *	23,129	1,534	—	—	23,129	1,534
Express Scripts Holding Co (a),*	6,139	472	—	—	6,139	472
Johnson & Johnson *	119,350	12,864	229,180	24,701	348,530	37,565
Mallinckrodt PLC (a),*	2,565	237	—	—	2,565	237
McKesson Corp	6,012	1,223	189,706	38,588	195,718	39,811
Mead Johnson Nutrition Co *	2,363	235	—	—	2,363	235
Merck & Co Inc *	227,839	13,201	—	—	227,839	13,201
Mylan Inc/PA (a),*	4,509	241	—	—	4,509	241
Perrigo Co PLC *	2,600	420	—	—	2,600	420
Pfizer Inc *	217,315	6,509	—	—	217,315	6,509
Roche Holding AG ADR*	57,596	2,120	—	—	57,596	2,120
Teva Pharmaceutical Industries Ltd ADR	—	—	137,452	7,762	137,452	7,762
VCA Inc (a)	—	—	202,007	9,205	202,007	9,205
Zoetis Inc *	8,200	305	—	—	8,200	305
		$49,838		$167,619		$217,457
Pipelines - 0.03%
Kinder Morgan Inc/DE *	4,594	178	—	—	4,594	178
Spectra Energy Corp *	12,470	488	—	—	12,470	488
Williams Cos Inc/The *	4,709	261	—	—	4,709	261
		$927		$—		$927
Real Estate - 0.00%
CBRE Group Inc (a),*	3,281	105	—	—	3,281	105

REITS - 2.98%
Alexandria Real Estate Equities Inc	—	—	171,911	14,269	171,911	14,269

COMMON STOCKS (continued)	LargeCap Blend Fund II Shares Held	LargeCap Blend Fund II Value (000's)	Principal Capital Appreciation Fund Shares Held	Principal Capital Appreciation Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
REITS (continued)
American Tower Corp *	44,028	$4,293	—	$—	44,028	$4,293
Annaly Capital Management Inc *	—	—	146,819	1,675	146,819	1,675
Apartment Investment & Management Co *	1,866	67	—	—	1,866	67
AvalonBay Communities Inc *	5,359	835	—	—	5,359	835
Boston Properties Inc *	1,844	234	—	—	1,844	234
Crown Castle International Corp *	9,021	704	—	—	9,021	704
Equity Residential *	2,646	184	—	—	2,646	184
Essex Property Trust Inc	754	152	52,489	10,590	53,243	10,742
Federal Realty Investment Trust *	2,500	330	—	—	2,500	330
General Growth Properties Inc *	5,100	132	—	—	5,100	132
HCP Inc	5,483	241	296,954	13,057	302,437	13,298
Health Care REIT Inc *	2,564	182	—	—	2,564	182
Host Hotels & Resorts Inc *	9,076	212	—	—	9,076	212
Iron Mountain Inc *	9,209	333	—	—	9,209	333
Kimco Realty Corp *	4,675	117	—	—	4,675	117
Macerich Co/The *	1,651	116	—	—	1,651	116
Plum Creek Timber Co Inc	—	—	227,294	9,321	227,294	9,321
Prologis Inc *	5,872	245	—	—	5,872	245
Public Storage *	2,145	395	—	—	2,145	395
Sabra Health Care REIT Inc *	—	—	179,411	5,126	179,411	5,126
Simon Property Group Inc *	8,301	1,487	—	—	8,301	1,487
SL Green Realty Corp *	900	104	—	—	900	104
Ventas Inc	3,530	242	165,543	11,342	169,073	11,584
Vornado Realty Trust *	7,389	809	—	—	7,389	809
Weyerhaeuser Co	14,644	496	475,784	16,110	490,428	16,606
		$11,910		$81,490		$93,400
Retail - 6.26%
Advance Auto Parts Inc *	31,250	4,592	—	—	31,250	4,592
AutoNation Inc (a),*	779	45	—	—	779	45
AutoZone Inc (a),*	903	500	—	—	903	500
Bed Bath & Beyond Inc (a),*	2,451	165	—	—	2,451	165
Best Buy Co Inc *	3,119	106	—	—	3,119	106
CarMax Inc (a),*	13,800	772	—	—	13,800	772
Chipotle Mexican Grill Inc (a),*	972	620	—	—	972	620
Coach Inc *	3,210	110	—	—	3,210	110
Copart Inc (a)	—	—	398,681	13,332	398,681	13,332
Costco Wholesale Corp	9,780	1,304	311,483	41,542	321,263	42,846
CVS Health Corp *	163,234	14,008	266,324	22,853	429,558	36,861
Dollar General Corp (a),*	7,633	478	—	—	7,633	478
Dollar Tree Inc (a),*	4,296	260	—	—	4,296	260
GameStop Corp *	1,412	60	—	—	1,412	60
Gap Inc/The *	3,022	114	—	—	3,022	114
Home Depot Inc/The	21,379	2,085	164,608	16,053	185,987	18,138
Kohl's Corp *	8,697	472	—	—	8,697	472
L Brands Inc *	10,385	749	—	—	10,385	749
Lowe's Cos Inc *	17,803	1,019	—	—	17,803	1,019
Macy's Inc *	8,743	505	—	—	8,743	505
McDonald's Corp *	10,583	992	—	—	10,583	992
Nordstrom Inc	1,715	124	385,555	27,995	387,270	28,119
O'Reilly Automotive Inc (a),*	1,276	224	—	—	1,276	224
PetSmart Inc *	1,183	86	—	—	1,183	86
Rite Aid Corp (a),*	43,800	230	—	—	43,800	230
Ross Stores Inc *	8,478	684	—	—	8,478	684
Staples Inc *	7,802	99	—	—	7,802	99
Starbucks Corp	15,946	1,205	374,802	28,320	390,748	29,525
Target Corp *	47,180	2,917	—	—	47,180	2,917
TJX Cos Inc/The *	127,702	8,086	—	—	127,702	8,086
Tractor Supply Co *	2,219	163	—	—	2,219	163
Urban Outfitters Inc (a),*	1,193	36	—	—	1,193	36
Walgreen Co *	15,162	974	—	—	15,162	974
Wal-Mart Stores Inc *	29,499	2,250	—	—	29,499	2,250
Yum! Brands Inc *	6,278	451	—	—	6,278	451
		$46,485		$150,095		$196,580
Savings & Loans - 0.46%
Washington Federal Inc *	—	—	656,755	14,337	656,755	14,337

Semiconductors - 3.44%
Altera Corp	13,900	478	342,095	11,758	355,995	12,236
Applied Materials Inc	61,612	1,361	564,671	12,474	626,283	13,835
ASML Holding NV - NY Reg Shares *	49,853	4,969	—	—	49,853	4,969
Atmel Corp (a),*	17,300	128	—	—	17,300	128
Avago Technologies Ltd	—	—	101,302	8,737	101,302	8,737
Broadcom Corp *	18,541	777	—	—	18,541	777
Intel Corp	38,261	1,301	511,500	17,396	549,761	18,697
Lam Research Corp *	11,900	926	198,496	15,455	210,396	16,381
Microchip Technology Inc	—	—	337,534	14,551	337,534	14,551
Micron Technology Inc (a),*	8,040	266	—	—	8,040	266
NVIDIA Corp *	6,018	118	—	—	6,018	118

COMMON STOCKS (continued)	LargeCap Blend Fund II Shares Held	LargeCap Blend Fund II Value (000's)	Principal Capital Appreciation Fund Shares Held	Principal Capital Appreciation Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Semiconductors (continued)
Qualcomm Inc	43,712	$3,432	171,523	$13,466	215,235	$16,898
Texas Instruments Inc *	7,523	374	—	—	7,523	374
Xilinx Inc *	3,115	138	—	—	3,115	138
		$14,268		$93,837		$108,105
Software - 6.26%
Actuate Corp (a),*	—	—	35,960	154	35,960	154
Adobe Systems Inc (a)	3,226	226	478,768	33,571	481,994	33,797
Akamai Technologies Inc (a),*	2,145	129	—	—	2,145	129
Autodesk Inc (a)	12,900	742	170,499	9,810	183,399	10,552
CA Inc *	3,746	109	—	—	3,746	109
Citrix Systems Inc (a),*	35,427	2,275	—	—	35,427	2,275
Dun & Bradstreet Corp/The *	472	58	—	—	472	58
Electronic Arts Inc (a),*	3,654	150	—	—	3,654	150
Fair Isaac Corp *	—	—	218,279	13,599	218,279	13,599
Fidelity National Information Services Inc *	7,300	426	—	—	7,300	426
Fiserv Inc (a),*	3,052	212	—	—	3,052	212
Informatica Corp (a)	—	—	217,560	7,758	217,560	7,758
Intuit Inc *	1,979	174	—	—	1,979	174
Microsoft Corp *	404,257	18,981	977,438	45,891	1,381,695	64,872
Omnicell Inc (a),*	—	—	206,649	6,677	206,649	6,677
Oracle Corp *	122,163	4,771	762,195	29,764	884,358	34,535
Red Hat Inc (a),*	88,350	5,205	—	—	88,350	5,205
Salesforce.com Inc (a),*	3,785	242	—	—	3,785	242
Tyler Technologies Inc (a),*	—	—	105,851	11,847	105,851	11,847
VMware Inc (a),*	43,280	3,617	—	—	43,280	3,617
		$37,317		$159,071		$196,388
Telecommunications - 2.69%
AT&T Inc	78,993	2,752	433,122	15,090	512,115	17,842
CenturyLink Inc *	3,992	166	—	—	3,992	166
China Mobile Ltd ADR	—	—	193,313	12,003	193,313	12,003
Cisco Systems Inc	96,995	2,374	484,618	11,858	581,613	14,232
Corning Inc	10,069	206	537,187	10,975	547,256	11,181
Harris Corp *	1,219	85	—	—	1,219	85
Juniper Networks Inc *	4,695	99	—	—	4,695	99
Motorola Solutions Inc *	5,200	335	—	—	5,200	335
Polycom Inc (a),*	—	—	351,790	4,601	351,790	4,601
T-Mobile US Inc (a),*	18,200	531	—	—	18,200	531
Verizon Communications Inc *	129,173	6,490	335,896	16,879	465,069	23,369
		$13,038		$71,406		$84,444
Toys, Games & Hobbies - 0.54%
Hasbro Inc	—	—	157,156	9,041	157,156	9,041
Mattel Inc	5,300	165	246,614	7,663	251,914	7,828
		$165		$16,704		$16,869
Transportation - 1.58%
Canadian Pacific Railway Ltd *	500	104	—	—	500	104
CH Robinson Worldwide Inc *	50,600	3,502	—	—	50,600	3,502
CSX Corp *	7,991	285	—	—	7,991	285
Expeditors International of Washington Inc	2,100	90	419,984	17,916	422,084	18,006
FedEx Corp *	7,930	1,327	—	—	7,930	1,327
Norfolk Southern Corp *	2,435	269	—	—	2,435	269
Union Pacific Corp	7,203	839	207,728	24,190	214,931	25,029
United Parcel Service Inc *	9,093	954	—	—	9,093	954
		$7,370		$42,106		$49,476
Trucking & Leasing - 0.20%
Greenbrier Cos Inc/The *	—	—	98,299	6,148	98,299	6,148

Water - 0.16%
California Water Service Group *	—	—	190,343	4,955	190,343	4,955

TOTAL COMMON STOCKS		$634,479		$2,436,744		$3,071,223
Total Investments		$645,326		$2,494,699		$3,140,025
Liabilities in Excess of Other Assets, Net - (0.05)%		$1,005		$(2,474)		$(1,469)
Reorganization Costs - (0.00)%		$—		$—		$(19)
TOTAL NET ASSETS - 100.00%		$646,331		$2,492,225		$3,138,537

(a) Non-Income Producing Security
* The security or a portion of the security will be disposed of in order to meet the investment objectives and strategies of *the Acquiring Fund.

Portfolio Summary (unaudited)
Sector	LargeCap Blend Fund II	Principal Capital Appreciation Fund	Combined Portfolio
Consumer, Non-cyclical	21.42%	17.93%	18.65%
Financial	16.57%	17.11%	17.00%
Technology	12.25%	15.47%	14.81%
Consumer, Cyclical	11.67%	13.03%	12.75%
Industrial	11.04%	11.79%	11.64%
Communications	11.85%	8.11%	8.88%
Energy	7.90%	7.73%	7.76%
Basic Materials	2.90%	3.63%	3.48%
Utilities	2.56%	2.97%	2.89%
Exchange Traded Funds	1.68%	2.33%	2.19%
Liabilities in Excess of Other Assets, Net	0.16%	(0.10)%	(0.05)%
TOTAL NET ASSETS	100.00%	100.00%	100.00%

LargeCap Blend Fund II			Futures Contracts *
Type	Long/Short	Contracts	Notional Value	Fair Value	Unrealized Appreciation/(Depreciation)
S&P 500 Emini; December 2014*	Long	121	$11,738	$12,169	$431
Total					$431
Amounts in thousands except contracts

Pro Forma Notes to Financial Statements
October 31, 2014
(unaudited)
_____________________________________________________________________________________________________
1. Description of the Funds

LargeCap Blend Fund II and Principal Capital Appreciation Fund are series of Principal Funds, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2. Basis of Combination

On December 9, 2014, the Board of Directors of Principal Funds, Inc., LargeCap Blend Fund II approved an Agreement and Plan of Reorganization (the “Reorganization”) whereby, Principal Capital Appreciation Fund will acquire all the assets of LargeCap Blend Fund II subject to the liabilities of such fund, in exchange for a number of shares equal to the pro rata net assets of Principal Capital Appreciation Fund.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at October 31, 2014. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of LargeCap Blend Fund II and Principal Capital Appreciation Fund at October 31, 2014. The unaudited pro forma statements of operations reflect the results of operations of LargeCap Blend Fund II and Principal Capital Appreciation Fund for the twelve months ended October 31, 2014. The statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the dates indicated above for LargeCap Blend Fund II and Principal Capital Appreciation Fund under U.S. generally accepted accounting principles. In accordance with U.S. generally accepted accounting principles, the fair value of the assets of LargeCap Blend Fund II will become the cost basis of such assets transferred to Principal Capital Appreciation Fund on the date of the combination and the results of operations of Principal Capital Appreciation Fund for pre-combination periods will not be restated.

LargeCap Blend Fund II will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. These expenses and fees are expected to total $18,672. LargeCap Blend Fund II will pay any trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of Principal Capital Appreciation Fund and reinvesting the proceeds in securities that would be compatible. These trading costs are estimated to be $191,917 for LargeCap Blend Fund II. The estimated gain would be $76,340,000 ($1.33 per share) for LargeCap Blend Fund II on a U.S.GAAP basis.

The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

3. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. LargeCap Blend Fund II and Principal Capital Appreciation Fund (the Funds) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are reflected in the Funds’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

Pro Forma Notes to Financial Statements
October 31, 2014
(unaudited)
_____________________________________________________________________________________________________
3. Significant Accounting Policies (Continued)

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Other publicly traded investment funds are valued at the funds’ net asset value.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Funds’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

Distributions to Shareholders. Dividends and distributions to shareholders of the Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Pro Forma Notes to Financial Statements
October 31, 2014
(unaudited)
_____________________________________________________________________________________________________
3. Significant Accounting Policies (Continued)

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the period ended October 31, 2014, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years from 2011-2014. No examinations are in progress at this time.

4. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Funds to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the period ended October 31, 2014, LargeCap Blend Fund II borrowed from the Facility. LargeCap Blend Fund II and Principal Capital Appreciation Fund loaned to the Facility. The interest expense associated with these borrowings is included in the other expenses on the statements of operations. The interest received is included in interest on the statements of operations.

In addition, the Funds participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .08% on the amount of the line of credit. During the period ended October 31, 2014, Principal Capital Appreciation Fund borrowed against the line of credit. The interest expense associated with these borrowings is included in other expenses on the statements of operations.

Foreign Currency Contracts. The Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing such Fund’s investment objective. The Funds may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Funds enter into forward contracts to purchase or sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Pro Forma Notes to Financial Statements
October 31, 2014
(unaudited)
_____________________________________________________________________________________________________
4. Operating Policies (Continued)

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Funds has valued the investments. This may have an adverse effect on each of the Funds’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Funds’ ability to obtain accurate market quotations for purposes of valuing the securities.

Indemnification. Under the Fund’s by-laws present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Joint Trading Account. The Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating Funds’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities. Earnings from the joint trading account are allocated to each of the Funds based on their pro rata participating ownership interest in the joint trading account.

Rebates. Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Short Sales. LargeCap Blend Fund II entered into short sales transactions during the year. A short sale is a transaction in which a fund sells a security it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market price of the security. The fund must borrow the security sold short and deliver it to the broker dealer which made the short sale. A security sold in a short sale transaction and the interest or dividend payable on the security if any, is reflected as a liability on the statement of assets and liabilities. The fund is obligated to pay any interest or dividends received on the borrowed securities. Interest accrued and dividends declared on short positions are recorded as an expense and appear as dividends and interest on shorts on the statement of operations. A fund is obligated to deliver the security at the market price at the time the short position is closed. Possible losses from short sales may be unlimited.

The fund is required to pledge cash or securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with the broker for collateral is included in deposits with counterparty on the statement of assets and liabilities and securities segregated as collateral are footnoted in the schedule of investments. The fund may pay broker’s fees on the borrowed securities and may also pay a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. These fees are included as short sale fees on the statement of operations.

Pro Forma Notes to Financial Statements
October 31, 2014
(unaudited)
_____________________________________________________________________________________________________
4. Operating Policies (Continued)

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts shown in thousands):

	Asset Derivatives October 31, 2014		Liability Derivatives October 31, 2014
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
LargeCap Blend Fund II
Equity contracts	Receivables, Net Assets Consist of Net unrealized appreciation (depreciation) of investments	$431*	Payables, Net Assets Consist of Net unrealized appreciation (depreciation) of investments

*
Includes cumulative unrealized appreciation/depreciation of futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin

Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives Recognized in Statement of Operations	Realized Gain or (Loss) on Derivatives Recognized in Statement of Operations	Change in Unrealized Appreciation/Depreciation of Derivatives Recognized in Statement of Operations
LargeCap Blend Fund II
Equity contracts	Net realized gain (loss) from Futures contracts/Change in unrealized appreciation/(depreciation) of Futures contracts	$2,056	$(195)

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by the Funds and the notional values of the futures contracts will vary in accordance with changing cash balances. The level of other derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the Funds throughout the year ended October 31, 2014.

5. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 - Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

•
Level 2 - Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

•
Level 3 - Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

Pro Forma Notes to Financial Statements
October 31, 2014
(unaudited)
_____________________________________________________________________________________________________
5. Fair Valuation (Continued)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement.

The fair values of these entities are dependent on economic, political and other considerations. The values of the underlying investee entities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.)

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. The Manager has established a Valuation Committee of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. The Pricing Group who reports to the Valuation Committee relies on the established Pricing Policies to determine fair valuation. Included in the Pricing Policies is an overview of the approved valuation technique established for each asset class. The Pricing Group will consider all appropriate information available when determining fair valuation.

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Funds (i.e., purchase/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Fund are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Fund’s assets and liabilities. There were no significant transfers into or out of Level 3.

Pro Forma Notes to Financial Statements
October 31, 2014
(unaudited)
_____________________________________________________________________________________________________
5. Fair Valuation (Continued)

The following is a summary of the inputs used as of October 31, 2014, in valuing the Funds’ securities carried at value (amounts shown in thousands):

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Totals (Level 1,2,3)
LargeCap Blend Fund II
Common Stocks*	$634,479	$—	$—	$634,479
Investment Companies	10,847	—	—	10,847
Total investments in securities	$645,326	$—	$—	$645,326
Assets
Equity Contracts**
Futures	$431	$—	$—	$431

Principal Capital Appreciation Fund
Common Stocks*	$2,436,744		$—	$2,436,744
Investment Companies	57,955	—	—	57,955
Total investments in securities	$2,494,699	$—	$—	$2,494,699

* For additional detail regarding sector classifications, please see the Schedule of Investments.
** Futures, foreign currency contracts, and swaps are valued at the unrealized appreciation/(depreciation) of the instrument.

6. Capital Shares

The pro forma net asset value per share assumes issuance of shares of Principal Capital Appreciation Fund that would have been issued at October 31, 2014, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of LargeCap Blend Fund II as of October 31, 2014, divided by the net asset value per share of Principal Capital Appreciation Fund as of October 31, 2014. The pro forma number of shares outstanding, by class, for the combined fund can be found on the statement of assets and liabilities.

7. Pro Forma Adjustments

The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on October 31, 2014. The expenses of LargeCap Blend Fund II were adjusted assuming the fee structure of Principal Capital Appreciation Fund was in effect for the twelve months ended October 31, 2014.

PART C

OTHER INFORMATION

Item 15.    Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

(i)    The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

1.    Was committed in bad faith; or

2.    Was the result of active and deliberate dishonesty; or

(ii)    The corporate representative actually received an improper personal benefit in money, property, or services; or

(iii)    In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.

If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of the Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of the Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.    Exhibits.
Unless otherwise stated, all filing references are to File No. 033-59474

(1)	(a)	Articles of Amendment and Restatement dated 05/15/2012 - Filed as Ex-99.(a)(1)a on 06/13/2012 (Accession No. 0001144204-12-034634)
	(b)	Articles Supplementary dated 11/26/2012 Filed as Ex-99 (a)(2) on 12/13/2012 (Accession No. 0001144204-12-067870)
	(c)	Articles Supplementary dated 02/06/2013 -- Filed as Ex-99-(a)(3) on 02/28/2013 (Accession No. 0000898745-13-000071)
	(d)	Articles of Amendment dated 03/01/2013 -- Filed as Ex-99 (a)(4) on 07/19/2013 (Accession No. 0000898745-13-000596)
	(e)	Articles Supplementary dated 05/29/2013-- Filed as Ex-99 (a)(5) on 07/19/2013 (Accession No. 0000898745-13-000596)
	(f)	Articles Supplementary dated 09/04/2013-- Filed as Ex-99 (a)(6) on 09/27/2013 (Accession No. 0000898745-13-000708)
	(g)	Articles Supplementary dated 11/18/2013-- Filed as Ex-99 (a)(1) on 12/27/2013 (Accession No. 0000898745-13-000816)
	(h)	Articles Supplementary dated 04/14/2014 – Filed as Ex-99 (a)(8) on 05/29/2014 (Accession No. 0000898745-14-000592)
	(i)	Articles Supplementary dated 06/19/2014 – Filed as Ex-99 (a)(9) on 08/28/2014 (Accession No. 0000898745-14-000787)
	(j)	Articles Supplementary dated 06/19/2014 – Filed as Ex-99 (a)(9) on 08/28/2014 (Accession No. 0000898745-14-000787)
	(k)	Articles Supplementary dated 07/16/2014 – Filed as Ex-99 (a)(10) on 08/28/2014 (Accession No. 0000898745-14-000787)
	(l)	Articles Supplementary dated 10/14/2014 -- Filed as Ex-99 (a)(11) on 10/15/2014 (Accession No. 0000898745-14-000996)
	(m)	Articles Supplementary dated 12/30/2014 Filed as Ex-99(a)(12) on 01/09 /2015 (Accession No. 0000898745-15-000018)
(2)	By-laws effective 12/31/2014 – Filed as Ex-99(b) on 01/09/2015 (Accession No. 0000898745-15-000018)
(3)	N/A
(4)	Form of Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus)
(5)	Included in Exhibits 1 and 2 hereto.
(6)	(a)	Amended and Restated Management Agreement dated November 1, 2014 – Filed as Ex-99.(d)(1) on 11/24/2014 (Accession No. 0000898745-14-001065)
	(b)	(1) ClearBridge Advisors, LLC Sub-Advisory Agreement dated 10/01/2009 – Filed as Ex-99.(d)(9)a on 12/18/2009 (Accession No. 0000898745-09-000546)
(2) Edge Asset Management Sub-Advisory Agreement dated 06/06/2011 – Filed as Ex-99.(a)(15)a on 06/13/2012 (Accession No. 0001144204-12-034634)
(3) T. Rowe Price Associates, Inc. Amended & Restated Sub-Advisory Agreement dated 04/01/2012 – Filed as Ex-99.(d)(38)a on 06/13/2012 (Accession No. 0001144204-12-034634)
(7)	(a)
Amended & Restated Distribution Agreement for A, B, C, J, P, S, R-1, R-2, R-3, R-4, R-5, R-6 and Institutional Classes dated 09/10/2014 - Filed as Ex-99 (e)(1) on 09/26/2014 (Accession No. 0000898745-14-000909)

(b)
Form of Selling Agreement dated 09/26/2014 for Classes A, B, C, J, Institutional, P, R-1, R-2, R-3, R-4, R-5 and R-6 Class Shares - Filed as Ex-99 (e)(2)d on 09/26/2014 (Accession No. 0000898745-14-000909)

(8)	N/A
(9)	Custody Agreement between The Bank of New York Mellon and Principal Funds, Inc. dated 11/11/2011 - Filed as Ex-99 (g)(1) on 07/16/2012 (Accession No. 0001144204-12-039659)
(10)	Rule 12b-1 Plan
	(a)	Class A Distribution Plan and Agreement dated 09/10/2014 – Filed as Ex-99 (m)(1) on 09/26/2014 (Accession No. 0000898745-14-000909)
	(b)	Class J Plan – Amended & Restated dated 12/30/2013 – Filed as Ex-99 (m)(4) on 02/27/2014 (Accession No. 0000898745-14-000071)
	(c)	Class R-1 Plan - Amended & Restated Distribution Plan and Agreement dated 03/01/2012 Filed as Ex-99 (m)(5)a on 05/11/2012 (Accession No. 0001144204-12-028046)

	(d)	Class R-2 Plan - Amended & Restated Distribution Plan and Agreement dated 03/01/2012 Filed as Ex-99 (m)(6)a on 05/11/2012 (Accession No. 0001144204-12-028046)
	(e)	Class R-3 Plan - Amended & Restated Distribution Plan and Agreement dated 03/01/2012 Filed as Ex-99 (m)(7)a on 05/11/2012 (Accession No. 0001144204-12-028046)
	(f)	Class R-4 Plan - Amended & Restated Distribution Plan and Agreement dated 03/01/2012 Filed as Ex-99 (m)(8)a on 05/11/2012 (Accession No. 0001144204-12-028046)
(11)	Opinion and Consent of counsel, regarding legality of issuance of shares and other matters *
(12)	Opinion and Consent of ______________________________ on tax matters **
(13)	N/A
(14)	Consent of Independent Registered Public Accountants
	(a)	Consent of Ernst & Young LLP *
(15)	N/A
(16)	Powers of Attorney *
(17)	(a)	Prospectuses dated March 1, 2014 as supplemented
(1)
The Prospectus for Institutional, R-1, R-2, R-3, R-4, and R-5 Class shares, dated March 1, 2014, included in Post-Effective Amendment No. 135 to the registration statement on Form N-1A (File No. 033-59474) filed on February 27, 2014 (Accession No. 0000898745-14-000071)

(2)
The Prospectus for A, B, C, J and P Class shares, dated March 1, 2014, included in Post-Effective Amendment No. 135 to the registration statement on Form N-1A (File No. 033-59474) filed on February 27, 2014 (Accession No. 0000898745-14-000071)

(3)
Supplements to the Institutional, R-1, R-2, R-3, R-4, and R-5 Class shares Prospectus dated and filed March 7, 2014, March 14, 2014, April 28, 2014, June 3, 2014, June 16, 2014, July 15, 2014, August 18, 2014, October 1, 2014, November 12, 2014, November 25, 2014, and December 12, 2014

(4)
Supplements to the Class A, B, C, J and P shares Prospectus dated and filed March 7, 2014, March 14, 2014, April 28, 2014, June 16, 2014, July 15, 2014, August 18, 2014, October 1, 2014, November 12, 2014, and December 12, 2014

(b)
Statement of Additional Information dated March 1, 2014 as amended and restated June 3, 2014, September 3, 2014, and November 25, 2014, included in Post-Effective Amendment No. 151 to the registration statement on Form N-1A (File No. 033-59474) filed on November 24, 2014 (Accession No. 0000898745-14-001065), and supplement thereto dated and filed on December 12, 2014

	(c)	Annual Report of Principal Funds, Inc. for the fiscal year ended October 31, 2014 filed on Form N-CSR on December 30, 2014 (Accession Nos. 0000898745-14-001315 and 0000898745-14-001316)

*	Filed herein.

**	To be filed by amendment.

Item 17.    Undertakings
(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include an opinion of counsel regarding the tax consequences of the proposed reorganization.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Des Moines and State of Iowa, on the 16th of January, 2015.

Principal Funds, Inc. (Registrant) /s/ N. M. Everett _____________________________________ N. M. Everett Chair, President and Chief Executive Officer

Attest: /s/ Beth Wilson ______________________________________ Beth Wilson Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ N. M. Everett __________________________ N. M. Everett	Chair, President and Chief Executive Officer (Principal Executive Officer)	January 16, 2015

/s/ L. A. Rasmussen __________________________ L. A. Rasmussen	Vice President, Controller and Chief Financial Officer (Principal Financial Officer and Controller)	January 16, 2015

/s/ M. J. Beer __________________________ M. J. Beer	Executive Vice President and Director	January 16, 2015

(E. Ballantine)* __________________________ E. Ballantine	Director	January 16, 2015

(L. T. Barnes)* __________________________ L. T. Barnes	Director	January 16, 2015

(C. Damos)* __________________________ C. Damos	Director	January 16, 2015

(M. A. Grimmett)* __________________________ M. A. Grimmett	Director	January 16, 2015

(F. S. Hirsch)* __________________________ F. S. Hirsch	Director	January 16, 2015

(T. Huang)* __________________________ T. Huang	Director	January 16, 2015

(W. C. Kimball)* __________________________ W. C. Kimball	Director	January 16, 2015

(K. McMillan)* __________________________ K. McMillan	Director	January 16, 2015

(D. Pavelich)* __________________________ D. Pavelich	Director	January 16, 2015

/s/ M. J. Beer _______________________________ M. J. Beer Executive Vice President and Director * Pursuant to Powers of Attorney filed herewith

EXHIBIT INDEX

Exhibit No.	Description
4	Form of Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus)

11	Opinion and Consent of counsel regarding legality of issuance of shares and other matters

12	Opinion and Consent of ________________________ - on tax matters**

14(a)	Consent of Ernst & Young LLP, Independent Registered Public Accountants

16(a)	Power of Attorney

** to be filed by amendment